                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

Filed by the Registrant /x/
Filed by a Party other than the Registrant

Check the appropriate box:

/x/   Preliminary Proxy Statement

/ / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

/ /   Definitive Proxy Statement

/ /   Definitive Additional Materials

/ /   Soliciting Material Pursuant to Rule 240.14a-11(c) or Rule 240.14a-12

                         ACRODYNE COMMUNICATIONS, INC.
               (Name of Registrant as Specified in Its Charter)

                   A. ROBERT MANCUSO, CHAIRMAN AND PRESIDENT
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/x/      No fee required.

/ /      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction:

         5) Total fee paid:

/ /      Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
         2) Form, schedule or Registration Statement No.:
         3) Filing Party:
         4) Date Filed:

                         ACRODYNE COMMUNICATIONS, INC.
                            516 Township Line Road
                         Blue Bell, Pennsylvania 19422
                                (215) 542-7000

December ___, 1998

Dear Stockholder:

         You are cordially invited to attend a special meeting of the stockholders of Acrodyne Communications, Inc. ("Acrodyne"), to be held on January ___, 1999, at 10:00 a.m., local time, at the Cedar Brook Country Club, 180 Penllyn Road, Blue Bell, Pennsylvania 19422.

         At this special meeting, the stockholders will be asked to approve the following three proposals:

          o A $4,300,000 investment in Acrodyne by Sinclair Broadcast Group, Inc. ("Sinclair"). In consideration for this investment, Sinclair will receive (a) 1,431,333 shares of Acrodyne's common stock, and (b) warrants to purchase up to 8,719,225 shares of Acrodyne's common stock, exercisable during a period of seven years.

          o An amendment to Acrodyne's Certificate of Incorporation, increasing the number of authorized shares of Common Stock from 10,000,000 to 35,000,000.

          o The election of five directors to Acrodyne's Board of Directors, three of which have been nominated by Sinclair and two of which have been nominated by the President of Acrodyne.

         Your Board of Directors believes that the proposed investment by Sinclair, a leading national broadcasting company, is an important milestone in the development of Acrodyne. The Board of Directors believes that this investment will provide Acrodyne with necessary funding for the research and development of new products and technologies, enhance Acrodyne's business prospects in a competitive marketplace and strengthen Acrodyne's financial position. The Board of Directors believes that Sinclair's strategic investment in Acrodyne will create value for our stockholders.

         Your Board of Directors has carefully reviewed and considered these proposals, and has unanimously voted in favor of each proposal. I strongly encourage each of you to do the same.

         Your vote is very important. The enclosed Notice of Meeting and Proxy Statement fully explain the details of these proposals and why the Board of Directors has unanimously voted in favor of them. Please read these materials carefully, and please vote either in person at the special meeting or by signing and returning the enclosed proxy card.

Yours very truly,

A. Robert Mancuso
Chairman of the Board of Directors, President and Chief Executive Officer

                         ACRODYNE COMMUNICATIONS, INC.
                            516 Township Line Road
                         Blue Bell, Pennsylvania 19422
                                (215) 542-7000


Dear Stockholder:

         Notice is hereby given that a special meeting of the stockholders of Acrodyne Communications, Inc. ("Acrodyne"), will be held on January ___, 1999, at 10:00 a.m., local time, at the Cedar Brook Country Club, 180 Penllyn Road, Blue Bell, Pennsylvania 19422, for the following purposes:

         o To consider and vote on a proposed $4,300,000 investment in Acrodyne by Sinclair Broadcast Group, Inc. ("Sinclair"). In consideration for this investment, Sinclair will receive (a) 1,431,333 shares of Acrodyne's common stock and (b) warrants to purchase up to an additional 8,719,225 shares of Acrodyne's common stock, exercisable during a period of seven years.

         o To consider and vote on a proposed amendment to Acrodyne's Certificate of Incorporation to increase the number of authorized shares of Common Stock to 35,000,000.

         o      To elect five new directors to the Board of Directors.

         Only holders of record of Acrodyne's voting stock at the close of business on December 2, 1998, will be entitled to vote at the special meeting.


                                     By Order of the Board of Directors,


                                     /s/ Martin J. Hermann
                                    ------------------------------------------
                                     Martin J. Hermann, Secretary

Blue Bell, Pennsylvania
December ___, 1998


-------------------------------------------------------------------------------
IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING, WHETHER OR
   NOT YOU PLAN TO ATTEND PERSONALLY. PLEASE SIGN THE PROXY CARD AS SOON AS POSSIBLE, AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. IF YOU ATTEND
        THE MEETING, YOU MAY THEN REVOKE YOUR PROXY AND VOTE IN PERSON.
-------------------------------------------------------------------------------

                         ACRODYNE COMMUNICATIONS, INC.
                            516 Township Line Road
                         Blue Bell, Pennsylvania 19422
                                (215) 542-7000


                                PROXY STATEMENT

         This Proxy Statement is being furnished to the stockholders of Acrodyne Communications, Inc. ("Acrodyne") in connection with the solicitation of proxies by the Board of Directors for use at the special meeting of stockholders to be held on January ___, 1999, at 10:00 a.m., local time, at the Cedar Brook Country Club, 180 Penllyn Road, Blue Bell, Pennsylvania 19422 (the "Meeting").

         This Proxy Statement relates to the following three proposals:

         o A $4,300,000 investment in Acrodyne by Sinclair Broadcast Group, Inc. ("Sinclair"). In consideration for this investment, Sinclair will receive (a) 1,431,333 shares of Acrodyne's common stock and (b) warrants to purchase up to an additional 8,719,225 shares of Acrodyne's common stock, exercisable during a period of seven years.

         o An amendment to Acrodyne's Certificate of Incorporation, increasing the number of authorized shares of Common Stock from 10,000,000 to 35,000,000.

         o The election of five directors to Acrodyne's Board of Directors, three of which have been nominated by Sinclair and two of which have been nominated by the President of Acrodyne.

         Each of these proposals is described in detail in this Proxy Statement and its Appendices.

         All information contained in this Proxy Statement with respect to Acrodyne has been provided by Acrodyne. All information contained in this Proxy Statement with respect to Sinclair has been provided by Sinclair.

         This Proxy Statement and the accompanying proxy are first being mailed to Stockholders on or about December ___, 1998. A Stockholder who gives a proxy may revoke it at any time prior to its exercise at the meeting.

         THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THE TRANSACTIONS DESCRIBED IN THIS PROXY STATEMENT OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.


                               TABLE OF CONTENTS


                                                                                                               Page
                                                                                                               ----

THE SPECIAL MEETING...............................................................................................1

         Summary of Matters to be Considered......................................................................1
         Outstanding Stock........................................................................................1
         Required Votes...........................................................................................1
         Record Date and Quorum...................................................................................2
         Dissenter's Rights.......................................................................................2
         Voting Procedures and Revocation of Proxies..............................................................2
         Solicitation of Proxies..................................................................................3

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT.......................................................4


SUMMARY OF MATTERS TO BE CONSIDERED...............................................................................6

         Summary of Proposal 1:  The Sinclair Investment..........................................................6
         Summary of Proposal 2:  Amendment of the Certificate of Incorporation....................................7
         Summary of Proposal 3:  Election of Directors............................................................7

RECOMMENDATION OF THE BOARD OF DIRECTORS..........................................................................7


PROPOSAL 1:  SINCLAIR INVESTMENT..................................................................................8

         Overview of the Sinclair Investment......................................................................8
         Background of the Sinclair Investment....................................................................9
         Recommendation of the Board of Directors................................................................11
         Impact of the Sinclair Investment on Acrodyne and its Existing Stockholders.............................12
         Pro Forma Table of Beneficial Ownership.................................................................14
         Use of Proceeds of the Sinclair Investment..............................................................15
         The Subscription Agreement..............................................................................15
                  The Investment Agreement.......................................................................20
         Certain Related Transactions............................................................................24
                  The Scorpion Stock Purchase Agreement..........................................................24
                  Voting Consent.................................................................................24
                  Redemption of Series A Preferred Stock.........................................................24
                  Employment Agreement Between Acrodyne and Mr. Mancuso..........................................24
         Vote Required to Approve Proposal 1.....................................................................26

                                                                                                               Page
                                                                                                               ----


PROPOSAL 2:  AMENDMENT...........................................................................................27

         Overview of the Amendment...............................................................................27
         Purpose and Effect of the Amendment.....................................................................27
         Impact of the Amendment on Acrodyne and its Existing Stockholders.......................................28
         Effective Date..........................................................................................28
         Vote Required to Approve Proposal 2.....................................................................28

PROPOSAL 3:  ELECTION OF DIRECTORS...............................................................................29

         Overview................................................................................................29
         Director Nominees.......................................................................................29
         Vote Required to Approve Proposal 3.....................................................................31

EXECUTIVE COMPENSATION AND OTHER INFORMATION.....................................................................32

         Executive Compensation..................................................................................34
                  Summary Compensation Table.....................................................................34
                  Option Grants or Exercises in Last Fiscal Year and Fiscal Year Option Value....................34
                  Compensation of Directors......................................................................35
                  Employment Contracts...........................................................................35
                  Summary of Outstanding Options of Executive Officers...........................................36
         Summary of Stock Option Plans...........................................................................36

PRICE RANGE OF SECURITIES........................................................................................36

ANNUAL REPORT ON FORM 10-KSB/A...................................................................................37


COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934.............................................37


OTHER MATTERS....................................................................................................38


                              THE SPECIAL MEETING

Summary of Matters to be Considered

         There are three proposals to be considered and voted upon by the holders of voting stock of Acrodyne (the "Stockholders") at the Meeting:

         Proposal 1:       The Sinclair Investment:  a $4,300,000 investment
                           in Acrodyne securities by Sinclair.

         Proposal 2:       The Amendment:  an amendment to Acrodyne's
                           Certificate of Incorporation to increase the authorized Common Stock of Acrodyne.

         Proposal 3:       The Board Election:  the election of five nominees
                           to Acrodyne's Board of Directors.

Outstanding Stock

         The outstanding capital stock of Acrodyne is as follows:

         o Common Stock: One class of common stock, par value $0.01 per share (the "Common Stock"), traded on the NASDAQ System under the symbol "ACRO."

         o        Preferred Stock:  Two series of preferred stock:

                  o Convertible Redeemable Preferred Stock, par value $1.00 per share (the "Original Preferred Stock").

                  o Series A 8% Redeemable Convertible Preferred Stock, par value $1.00 per share (the "Series A Preferred Stock").

         Each share of Common Stock and each share of Series A Preferred Stock is entitled to one vote. Each share of Original Preferred Stock is entitled to
27.68 votes. No class of stock has any cumulative voting rights. The holders of Series A Preferred Stock are entitled to vote as a class on the Amendment, and all such holders have agreed to vote in favor of the Amendment.

Required Votes

         Approval of each proposal requires the following affirmative votes:

         o Proposal 1 - The Sinclair Investment: A majority of the outstanding stock entitled to vote at the meeting.

         o Proposal 2 - The Amendment: A majority of the outstanding Common Stock and Original Preferred Stock entitled to vote at the Meeting and, separately, a majority of the outstanding Series A Preferred Stock entitled to vote at the Meeting.

         o Proposal 3 - The Board Election: The five director nominees who receive the highest number of votes will be elected to the Board of Directors.

         Scorpion - Acrodyne Investors LLC, Newlight Associates LP and Newlight Associates (BVI) L.P. (the "Scorpion Investors"), which collectively own all of the outstanding Series A Preferred Stock and represent in the aggregate 23.1% of Acrodyne's voting stock on the Record Date, have agreed to vote their shares in favor of all three proposals.

Record Date and Quorum

         The Board of Directors has fixed the close of business on December 2, 1998, as the record date (the "Record Date") for the determination of which Stockholders are entitled to receive notice of, and to vote at, the Meeting.
On the Record Date a total of 5,331,670 shares of Common Stock (representing 5,331,670 votes), 6,500 shares of Original Preferred Stock (representing 179,920 votes), and 326,530 of Series A Preferred Stock (representing 326,530 votes) were outstanding, for a total of 5,664,700 shares of voting stock, representing 5,838,120 votes.

         The presence, in person or by proxy, of the holders of shares representing a majority of Acrodyne's voting stock outstanding on the Record Date constitutes a quorum for the transaction of business by such holders at the Meeting.

Dissenter's Rights

         The Stockholders are not entitled to any dissenter's appraisal rights in connection with this Proxy Statement or the proposals to be voted upon at the Meeting.

Voting Procedures and Revocation of Proxies

         All shares represented by each properly executed unrevoked proxy received in time for the Meeting will be voted in the manner specified therein. If no contrary direction is given in the executed proxy, the proxy will be voted IN FAVOR OF each of Proposal 1, Proposal 2 and Proposal 3. The execution of the enclosed proxy will not affect a Stockholder's right to vote in person should the Stockholder find it convenient to attend the Meeting and vote in person.

         An executed proxy may be revoked at any time before its exercise by any of the following methods: attending the Meeting and voting in person; giving notice of proxy revocation at the Meeting; or delivering, prior to the date of the Meeting, a written notice of revocation or a duly executed amended proxy (dated later than the date of the proxy to be revoked) to Acrodyne,
Attention: Secretary, at 516 Township Line Road, Blue Bell, Pennsylvania
19422.

         Votes cast by proxy or in person at the Meeting will be counted by the persons appointed by Acrodyne to act as election inspectors for the Meeting. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and for purposes of determining the outcome of any matter submitted to the Stockholders for a vote. Abstentions do not constitute a vote either for or against any matter, and will therefore be disregarded in the calculation of any majority, plurality or absolute number of votes cast.

         The election inspectors will treat any shares held by brokers or nominees over which the broker or nominee lacks discretionary power to vote, and for which the broker or nominee has not received specific voting instructions from the beneficial owner, as shares that are entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matter as to which the broker or nominee has indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

Solicitation of Proxies

         All costs incurred in connection with this solicitation of proxies and the cost of printing and mailing this Proxy Statement will be paid by Acrodyne. Solicitation of proxies will be made by mail and, to the extent necessary, by telephone and in person. In addition, Acrodyne will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Directors, officers and regular employees of Acrodyne may, without additional compensation, solicit proxies either personally or by telephone, telegram or special letter.

          Acrodyne has retained Corporate Investor Communications Inc. to assist in the solicitation of proxies and provide materials to banks, brokerage firms, nominees, fiduciaries and other custodians. For such services, Acrodyne will pay Corporate Investor Communications, Inc. a fee of $6,500, plus reasonable out-of-pocket expenses.

                             SECURITY OWNERSHIP OF
                     PRINCIPAL STOCKHOLDERS AND MANAGEMENT

         The following table sets forth information as of December 2, 1998, with respect to such persons who were known by Acrodyne to beneficially own more than 5% of Acrodyne's capital stock, each director of Acrodyne, Acrodyne's four most highly compensated executive officers in 1997, and all directors and executive officers as a group. Beneficial ownership includes both voting and investment power with respect to the shares shown and includes all shares which may be acquired pursuant to options and warrants exerciseable by the holder within sixty days of the date of this Proxy Statement.

                                                                                                          Percent
                                                                               Amount and Nature of          of
                                                                                    Beneficial             Voting
          Title of Class                     Beneficial Owner (a)                   Ownership               Stock
          --------------                     --------------------                   ---------               -----

Common Stock and Series A           SCORPION-ACRODYNE INVESTORS, LLC             1,018,265 shares (b)        12.21%
Preferred Stock

Common Stock and Series A           NEWLIGHT ASSOCIATES, LP                        437,305 shares (c)         5.24%
Preferred Stock

Common Stock and Series A           NEWLIGHT ASSOCIATES (BVI), LP                  470,960 shares (d)         5.65%
Preferred Stock

Common Stock                        A. ROBERT MANCUSO                              392,500 shares (e)         4.71%

Common Stock                        DANIEL TRAYNOR                                 222,960 shares (f)         2.67%

Common Stock                        MARTIN J. HERMANN                               63,000 shares (g)         0.76%

Common Stock                        BRIAN BYRNES                                    11,000 shares (h)         0.13%

Common Stock                        TIMOTHY P. HULICK                              139,840 shares (i)         1.68%

Common Stock                        RONALD R. LANCHONEY                             25,000 shares (j)         0.30%

                                    All officers and directors                     854,300 shares (k)        10.24%
                                    as a group (6 persons)

         (a) The address of Scorpion-Acrodyne Investors, LLC is 505 Park
Avenue, New York, New York 10022. The addresses of Mr. Mancuso, Mr. Traynor,
Mr. Hulick, and Mr. Lanchoney is c/o Acrodyne, 516 Township Line Road, Blue Bell, Pennsylvania 19422. The address of Mr. Hermann is 725 Glen Cove Avenue, Glen Head, New York 11545. The address of Mr. Byrnes is 134 N. Dearborn Parkway, Chicago, Illinois 60610.

         (b) Includes 163,265 shares of Series A Preferred Stock and 415,000 shares of Common Stock issuable upon the exercise of outstanding warrants.

         (c) Includes 99,755 shares of Series A Preferred Stock and 203,150 shares of Common Stock issuable upon the exercise of outstanding warrants.

         (d) Includes 63,510 shares of Series A Preferred Stock and 181,850 shares of Common Stock issuable upon the exercise of outstanding warrants.

         (e) Includes 337,500 shares of Common Stock issuable upon the exercise of vested options granted pursuant to Acrodyne's 1993 Stock Option Plan and 1997 Stock Option Plan.

         (f) Includes 75,000 shares of Common Stock issuable upon the exercise of vested options granted pursuant to Acrodyne's 1993 Stock Option Plan and 1997 Stock Option Plan.

         (g) Includes 20,000 shares of Common Stock issuable upon the exercise of vested options granted pursuant to Acrodyne's 1997 Stock Option Plan.

         (h) Includes 7,500 shares of Common Stock issuable upon the exercise of vested options granted pursuant to Acrodyne's 1997 Stock Option Plan.

         (i) Includes 75,000 shares of Common Stock issuable upon the exercise of vested options granted pursuant to Acrodyne's 1997 Stock Option Plan.

         (j) Includes 25,000 shares of Common Stock issuable upon the exercise of vested options granted pursuant to Acrodyne's 1997 Stock Option Plan.

         (k) Reflects beneficial ownership of all directors and officers and includes 540,000 shares of Common Stock issuable upon the exercise of vested options. None of the officers or directors of Acrodyne beneficially owns any shares of Original Preferred Stock or Series A Preferred Stock.

                      SUMMARY OF MATTERS TO BE CONSIDERED

         The following is a summary of the proposals contained in this proxy statement (the "Proxy Statement"). This summary is not intended to be complete and is qualified in its entirety by the more detailed information appearing elsewhere in this Proxy Statement and its Appendices. Stockholders are urged to read this Proxy Statement and its Appendices in their entirety.

Summary of Proposal 1:  The Sinclair Investment

         At the Meeting, Stockholders will be asked to consider and approve a proposed $4,300,000 investment in Acrodyne by Sinclair. In consideration for its investment, Sinclair will receive (a) 1,431,333 shares of Common Stock; and (b) warrants to purchase up to an additional 8,719,225 shares of Common Stock, exercisable during a period of seven years (the "Sinclair Investment").

         Simultaneous with the Sinclair Investment, Sinclair will purchase 800,000 shares of Common Stock currently owned by the Scorpion Investors for $3.50 per share (the "Scorpion Investment"). Upon consummation of the Scorpion Investment and the Sinclair Investment, Sinclair will hold approximately 2,231,333 shares of Common Stock, representing 32.1% of all outstanding voting stock of Acrodyne, assuming the conversion of all Original Preferred Stock and the redemption of all Series A Preferred Stock, but assuming no exercise of any options or warrants. If Sinclair were to exercise all warrants received pursuant to the Sinclair Investment, Sinclair would own 10,950,558 shares of Common Stock, representing 59.07% of all outstanding voting stock on a fully diluted basis.

         The net proceeds of the Sinclair Investment, after payment of all fees and expenses related to the transaction, are estimated to be approximately $4,000,000. Approximately $1,000,000 of these proceeds will be used to redeem all of Acrodyne's outstanding Series A Preferred Stock, all of which is held by the Scorpion Investors. An additional $1,000,000 will be set aside to fund a new research and development program mutually acceptable to Sinclair and Acrodyne. The remaining proceeds will be used for working capital and general corporate purposes.

         As a condition to the Sinclair Investment, Sinclair, Mr. Mancuso and Acrodyne will enter into an Investment Agreement, which will govern certain aspects of Acrodyne's operations and provide certain restrictions on Sinclair and Mr. Mancuso as stockholders. These include provisions relating to the composition of the Board of Directors, the creation of a management committee to oversee Acrodyne's day-to-day operations, and prohibitions against certain types of securities or corporate transactions involving Acrodyne.

         As a condition to the Sinclair Investment, Acrodyne and Mr. Mancuso will enter into an employment agreement to retain the services of Mr. Mancuso as President and Chief Executive Officer of Acrodyne.

Summary of Proposal 2:  Amendment of the Certificate of Incorporation

         At the Meeting, Stockholders will be asked to consider and approve an amendment (the "Amendment") of Acrodyne's Certificate of Incorporation. The Certificate of Incorporation currently authorizes the issuance of 11,000,000 shares of capital stock, comprised of 10,000,000 shares of Common Stock and 1,000,000 shares of preferred stock. The Amendment will increase the total number of Acrodyne's authorized shares of capital stock to 36,000,000, comprised of 35,000,000 shares of Common Stock and 1,000,000 shares of preferred stock. Stockholder approval of the Amendment will enable Acrodyne to issue the Common Stock and warrants offered in the Sinclair Investment.

Summary of Proposal 3:  Election of Directors

         At the Meeting, Stockholders will be asked to elect five nominees to Acrodyne's Board of Directors. If elected, these directors will each hold office until the next annual meeting of Stockholders or until their successors are elected and qualified. In accordance with the Investment Agreement, two of the nominees have been nominated on behalf of Acrodyne by A. Robert Mancuso and three of the nominees have been nominated by Sinclair. Upon the consummation of the Sinclair Investment, it is contemplated that the five members of the Board of Directors will then, in accordance with the Investment Agreement, appoint two Independent Directors nominated by mutual consent of Sinclair and Mr. Mancuso, thereby increasing the Board of Directors to seven members.

                   RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS BELIEVES THAT APPROVAL OF EACH OF THE PROPOSALS IS IN THE BEST INTEREST OF ACRODYNE AND ITS STOCKHOLDERS. THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED EACH OF THE PROPOSALS AND UNANIMOUSLY RECOMMENDS THAT EACH STOCKHOLDER VOTES "FOR" APPROVAL OF EACH OF THE PROPOSALS.

                        PROPOSAL 1: SINCLAIR INVESTMENT

Overview of the Sinclair Investment

         The Subscription Agreement. At the Meeting, Stockholders will be asked to consider and approve the Sinclair Investment to be made pursuant to a subscription agreement, dated as of November 23, 1998, by and among Acrodyne and Sinclair (the "Subscription Agreement"). The Subscription Agreement provides that Sinclair will make a cash investment of $4,300,000 in Acrodyne and will receive (a) 1,431,333 shares of Common Stock, (b) warrants to purchase up to 2,000,000 shares of Common Stock (the "Investor Warrants"), exercisable at a price of $3.00 per share and which become exercisable over the next two years, (c) warrants to purchase up to 719,225 shares of Common Stock (the "Anti-Dilution Warrants"), exercisable at a price of $3.00 per share, which warrants are subject to certain limitations on exercise and (d) warrants to purchase up to 6,000,000 shares of Common Stock (the "Bonus Warrants" and, collectively with the Investor Warrants and the Anti-Dilution Warrants, the "Warrants"), exercisable at a price of between $3.00 and $6.00 per share, but which can only be exercised if Acrodyne achieves specific sales goals. The Subscription Agreement also requires, among other things, Acrodyne to file a registration statement with the Securities and Exchange Commission pursuant to the Securities Act of 1933 within ninety days following closing, to register for resale the Common Stock issued to and purchasable by Sinclair.

         The Scorpion Investment. Sinclair will simultaneously purchase approximately 800,000 shares of Common Stock from the Scorpion Investors pursuant to a Stock Purchase Agreement entered by and among Sinclair and the Scorpion Investors, dated as of November 23, 1998 (the "Scorpion Stock Purchase Agreement"), for an aggregate purchase price of $2,800,000, equal to $3.50 per share purchased.

         Sinclair's Ownership in Acrodyne. Immediately after the consummation of the Sinclair Investment and the Scorpion Investment, Sinclair will own 2,231,333 shares of Common Stock, representing approximately 32.1% of the then-outstanding voting stock, assuming no exercise of any Warrants.

         Use of Proceeds. Acrodyne intends to use the proceeds from the Sinclair Investment as follows:

         o approximately $1,000,000 to redeem all of Acrodyne's outstanding Series A Preferred Stock;

         o approximately $1,000,000 to fund a research and development program mutually agreed between
                  Acrodyne and Sinclair; and

         o the balance of the proceeds for working capital and general corporate purposes.

         The Investment Agreement. As a condition to the Sinclair Investment, Sinclair, Mr. Mancuso and Acrodyne are required to enter into an investment agreement (the "Investment Agreement"). The Investment Agreement governs certain matters related to the management of

Acrodyne and the conduct of Sinclair and Mr. Mancuso as stockholders. Some of its significant provisions include:

         o A new Board of Directors for Acrodyne, which must include three directors nominated by Sinclair, two directors nominated by Mr. Mancuso and two independent directors, who must be unaffiliated with and nominated jointly by Sinclair and Mr. Mancuso;

         o The creation of a three-person "Management Committee" to govern the day-to-day operations of Acrodyne. This committee will initially consist of Mr. Nat Ostroff, as Chairman, Mr. Robert Mancuso as President and CEO, and a Chief Operating Officer, who shall be appointed by Sinclair with Mr. Mancuso's consent;

         o An agreement by Sinclair and Mr. Mancuso not to engage in certain securities or corporate transactions involving Acrodyne without the prior approval of Acrodyne's Board of Directors, including both independent directors;

         o An agreement by Sinclair not to propose or undertake certain corporate transactions involving Acrodyne and Sinclair or its affiliates without obtaining (a) the prior approval of Acrodyne's Board of Directors, including both independent directors, (b) a fairness opinion regarding the transaction, and (c) the approval of a majority of Acrodyne's stockholders other than Sinclair and its affiliates; and

         o Preemptive rights for Sinclair in respect of any future securities issuances by Acrodyne, to allow Sinclair to maintain its proportionate ownership interest.

Background of the Sinclair Investment

         The Investor. Sinclair is a diversified broadcasting company that currently owns or programs 56 television stations and 51 radio stations. Upon completion of all pending transactions, Sinclair will own or program 65 television stations in 42 separate markets and 51 radio stations in 10 separate markets. Sinclair's television group will reach approximately 25.9% of television households in the United States and includes ABC, CBS, FOX, NBC, WB and UPN affiliates. Sinclair's radio group is one of the top 10 groups in the United States.

         Background of the Sinclair Investment. Beginning in the second quarter of 1997, Acrodyne's management commenced searching actively for investment or partnering opportunities within and without the broadcasting industry. Acrodyne's increasing working capital requirements, caused in part by delays in the industry's adoption of digital broadcasting standards, which in turn resulted in the postponement of orders for new transmitters, prompted Acrodyne's management to initially search for investment by a financial investor group. Accordingly, in November 1997, the Scorpion Investors made a cash infusion of $2,000,000 in consideration for the purchase of 800,000 shares of Common Stock and 500,000 warrants. Subsequently, in September 1998, the Scorpion Investors purchased $1,000,000 of Series A Preferred Stock and 500,000 warrants.

         Throughout this period, Acrodyne received a number of inquiries and leads from brokers and investors expressing interest in making a possible investment in Acrodyne. However, such inquiries and leads did not result in any offers or were upon terms which management believed to be unattractive.

         On April 21, 1998, Mr. Mancuso was contacted by an intermediary who represented that his firm had received an inquiry with respect to Acrodyne from a party interested in exploring a possible investment or alliance with Acrodyne. On May 7, 1998, Acrodyne received from Sinclair's financial advisor a confidentiality and standstill agreement signed on behalf of Sinclair.

         On May 21, 1998, Messrs. Mancuso, Smith and Ostroff and their financial advisors met in New York to discuss in general terms the business of Acrodyne, the merits of a strategic investment by Sinclair and Acrodyne's financial requirements.

         On June 17, 1998, Acrodyne received a non-binding proposal from Sinclair which, among other things, included an offer to purchase 3,166,667 shares of Common Stock in consideration for payment of $2,000,000 and the placement of purchase orders for high power transmitters totaling $15,000,000, a proposed commitment to fund an additional $3,000,000 of research and development expenses on terms to be negotiated, the issuance of warrants to purchase up to an additional 11,000,000 shares of Common Stock at $5.00 to $6.00 per share with a cashless exercise option and the requirement that Sinclair appoint a majority of Acrodyne's Board of Directors.

         In the week following the receipt by Acrodyne of Sinclair's proposal, telephone conversations occurred between Messrs. Mancuso, Smith and Ostroff in which they discussed the terms of the proposal. Mr. Mancuso explained to Sinclair's representatives that their initial proposal entailed too much ownership dilution for Acrodyne's existing Stockholders, provided for investments in research and development that were too high and granted Sinclair excessive control over Acrodyne's Board of Directors.

         On July 16, 1998, Messrs. Ostroff and Amy of Sinclair visited Acrodyne's office and plant in Blue Bell, primarily to review Acrodyne's facilities and technical and financial operations.

         On August 25, 1998, Messrs. Mancuso and Lanchoney met with Messrs. Smith, Ostroff and Amy and their financial advisor in Baltimore for the purpose of further discussing the terms of a possible investment. During that meeting, the parties agreed in principle to several matters including the valuation of Acrodyne's Common Stock at not less than $3.00 per share for purposes of Sinclair's direct investment, the issuance of warrants to Sinclair as an incentive to make the investment and the formation of a new seven member Board of Directors consisting of three nominees appointed by Sinclair and two independent directors.

         During the month of September 1998, Acrodyne's representatives and Sinclair's representatives continued to discuss the proposed transaction in order to narrow their differences over the number of shares to be issued to Sinclair and the terms of the warrants, including their exercise price and conditions to exercise. In this period, the Scorpion Investors advised Acrodyne that they were considering selling their interest in Acrodyne.

         On October 15, 1998, representatives of Scorpion Holdings, Acrodyne and Sinclair met in Baltimore to discuss the possible purchase by Sinclair of the Scorpion Investors' 800,000 shares of Common Stock and Acrodyne's redemption of the Series A Preferred Stock.

         On October 16, 1998, a term sheet was circulated among all parties which summarized the status of discussions with respect to Sinclair's proposed investment in Acrodyne and its purchase of the Scorpion Investors' shares. Thereafter, Acrodyne's attorneys commenced preparation of draft agreements incorporating the proposed transaction terms. On October 26 and November 12, 1998, Acrodyne delivered documents to Sinclair and its attorneys in connection with their due diligence reviews of Acrodyne's business operations and financial condition.

         On November 11, 1998, Acrodyne's attorneys delivered to Sinclair's representatives and Sinclair's attorneys drafts of the Subscription Agreement, the Investment Agreement and the Warrants. Later that week, the attorneys discussed and negotiated certain legal provisions in the agreements.

         On November 16, 1998, Acrodyne's Board of Directors met at the offices of Acrodyne's attorneys. During approximately four hours, the Directors reviewed Acrodyne's financial reports for the third quarter of 1998, discussed Acrodyne's prospects for fiscal year 1998 and projections for 1999, considered the economic, industry and other factors they deemed relevant to Acrodyne's business, discussed the terms of the proposed investment by Sinclair, and heard a presentation by Acrodyne's legal counsel regarding the legal aspects of the proposed transactions.

         During the week of November 16, 1998, Acrodyne's management and attorneys and Sinclair's management and attorneys negotiated the final terms the agreements. On November 19, 1998, Acrodyne's Board of Directors reconvened in a telephone meeting to approve the terms of the Sinclair Investment and the related transactions and authorized Mr. Mancuso to execute the agreements on behalf of Acrodyne. On the evening of November 20, 1998, finally negotiated documents were executed on behalf of all parties and on November 23, 1998, Acrodyne and Sinclair issued press releases announcing the Sinclair Investment.

Recommendation of the Board of Directors

         The Board of Directors has unanimously approved the Sinclair Investment and believes it is in the best interests of Acrodyne and its Stockholders. The Board of Directors, in approving the Sinclair Investment and recommending its approval by the Stockholders, considered a number of factors, including, without limitation, the following:

         (1) A strategic alliance with a national broadcasting company such as Sinclair which the Board of Directors considered would provide Acrodyne with increased national recognition and improved access to major customers.

         (2) The opportunity for a preferred customer relationship with Sinclair, itself a major user of broadcasting equipment, and the incentives for Sinclair to increase Acrodyne's sales.

         (3) The cash infusion provided by the Sinclair Investment and Acrodyne's need to invest in new technology research and development and increase its working capital.

         (4) The increasingly competitive marketplace for Acrodyne's products and Acrodyne's size relative to its major international and domestic competitors.

         (5) The structure of the Sinclair Investment and the provisions of the Investment Agreement, which were negotiated with Sinclair to preserve the independence of Acrodyne as a public company and afford the public stockholders an opportunity for appreciation in the value of their stockholdings.

         (6) The absence of an alternative transaction available to Acrodyne which would be more advantageous to the Stockholders than the Sinclair Investment, and the Board of Directors' evaluation of Acrodyne's prospects as an ongoing business without the Sinclair Investment.

         In view of the variety of factors considered by the Board of Directors in connection with its evaluation of the Sinclair Investment, the Board of Directors did not assign relative weights to the individual factors considered in reaching its determination and recommendations set forth herein.

Impact of the Sinclair Investment on Acrodyne and its Existing Stockholders

         While the Board of Directors is of the opinion that the Sinclair Investment is fair to, and approval of the Sinclair Investment is advisable and in the best interests of, Acrodyne and its Stockholders, Stockholders should consider the following factors in evaluating the Sinclair Investment.

         Impact on Voting Rights of Stockholders. Pursuant to the Investment Agreement, Sinclair will have the right to nominate three out of seven members of the Board of Directors, Mr. Mancuso will have the right to nominate two of seven members of the Board of Directors, and the remaining two members of the Board of Directors must be independent from and nominated by both Mr. Mancuso and Sinclair. Mr. Mancuso and Sinclair have agreed to vote their shares in favor of these nominees. This may prevent Stockholders from electing any members to the Board of Directors which are not nominated by Sinclair and Mr. Mancuso.

         Removal of Directors. Pursuant to the Investment Agreement, Mr. Mancuso and Sinclair are limited in their ability to vote their shares for the removal of any member of the Board of Directors. In addition, upon the request of either Mr. Mancuso or Sinclair to remove a director previously designated for nomination solely by Mr. Mancuso or Sinclair, as the case may be, Mr. Mancuso and Sinclair must vote all of their shares in favor of the removal of that director and the election of any replacement director as may be solely designated by Mr. Mancuso or

Sinclair, as the case may be. This may prevent Stockholders from removing any members of the Board of Directors which are not requested for removal by Sinclair and Mr. Mancuso.

         Change of Control. As a result of Sinclair's substantial ownership interest in the Common Stock, it will be very difficult for a third party to acquire control of Acrodyne without Sinclair's approval. After the completion of the transactions contemplated by this Proxy Statement, Sinclair will have significant control over Acrodyne, since it will own 32.1% of the outstanding voting shares with an option to immediately exercise warrants to purchase 666,666 shares of Common Stock, thereby increasing its ownership to 38.08% of the outstanding voting shares. Sinclair could, through the exercise of all Warrants in accordance with their respective terms, increase its ownership to 59.09% of the outstanding voting shares. In addition, Sinclair will nominate three out of seven directors, and consent to the nomination of both independent directors. Considering Sinclair's substantial control over the Board of Directors and its holding of a significant number of voting shares, it will be very unlikely or impossible for any third party to acquire control over Acrodyne without Sinclair's prior approval.

         Consideration for the Sinclair Investment; Dilution. The per share price at which the Common Stock is proposed to be issued to Sinclair is approximately $3.00. Although determined in negotiations between Sinclair and Acrodyne, this price represents a discount of 20.84%, 10.97%, and 14.29% to the average trading price of Acrodyne's Common Stock in the 30, 60 and 90 days, respectively, preceding November 23, 1998, the date of the announcement of the proposed Sinclair Investment. This price also represents a discount of 14.29% compared to the price at which Sinclair is purchasing 800,000 shares of Common Stock from the Scorpion Investors. In addition, Acrodyne is issuing the Warrants, allowing Sinclair to purchase a total of 8,719,225 shares of Common Stock, of which a minimum of 2,719,225 are exercisable at $3.00 per share, and the balance of which are exercisable at prices ranging from $3.00 to $6.00 per share. The exercise of the Warrants could result in further economic and ownership dilution of the current Stockholders.

Pro Forma Table of Beneficial Ownership

         The following table set forth the beneficial ownership of Acrodyne, adjusted to include the effect of the Sinclair Investment. Beneficial ownership includes both voting and investment power with respect to the shares shown and includes all shares which may be acquired pursuant to options and warrants exerciseable by the holder within sixty days of the date of this Proxy Statement.


                                                                      Amount and Nature of              Percent
     Title of Class           Beneficial Owner                        Beneficial Ownership          of Voting Stock
     --------------           ----------------                        --------------------          ---------------

Common Stock              SINCLAIR                                     2,897,999 shares (a)              28.49%

Common Stock              SCORPION-ACRODYNE INVESTORS, LLC               415,000 shares (b)               4.08%

Common Stock              NEWLIGHT ASSOC. LP                             203,150 shares (b)               2.00%

Common Stock              NEWLIGHT ASSOC. BVI                            181,850 shares (b)               1.79%

Common Stock              A. ROBERT MANCUSO                              450,833 shares (c)               4.43%

Common Stock              DANIEL TRAYNOR                                 222,960 shares (d)               2.19%

Common Stock              MARTIN J. HERMANN                               63,000 shares (e)               0.62%

Common Stock              BRIAN BYRNES                                    11,000 shares (f)               0.11%

Common Stock              TIMOTHY P. HULICK                              139,840 shares (g)               1.37%

Common Stock              RONALD R. LANCHONEY                             25,000 shares (h)               0.25%

                          All officers and directors                     912,633 shares (i)               9.06%
                          as a group (6 persons)

         (a) Includes (i) 1,431,333 shares of Common Stock issued to Sinclair under the Subscription Agreement, (ii) 800,000 shares of Common Stock which Sinclair will purchase from the Scorpion Investors pursuant to the Scorpion Stock Purchase Agreement, (iii) 666,666 shares of Common Stock issuable upon the exercise of warrants exercisable immediately after the closing of the Sinclair Investment.

         (b) Reflects reduction in beneficial ownership due to (i) the sale to Sinclair of 800,000 shares of Common Stock pursuant to the Scorpion Stock Purchase Agreement, and (ii) the redemption of all Series A Preferred Stock by Acrodyne, from the Scorpion Investors, and includes 415,000, 203,150 and 181,850 shares of Common Stock issuable upon exercise of outstanding warrants granted to Scorpion-Acrodyne Investors LLC, Newlight Associates LP and Newlight Associates BVI respectively.

         (c) Includes 337,500 shares of Common Stock issuable upon exercise of vested options granted under Acrodyne's 1993 Stock Option Plan and 1997 Stock Option Plan and 58,333 shares of Common Stock issuable upon exercise of options granted pursuant to Mr. Mancuso's new employment agreement under Acrodyne's 1997 Stock Option Plan, which is a condition to the Sinclair Investment.

         (d) Includes 75,000 shares of Common Stock issuable upon the exercise of vested options granted under Acrodyne's 1993 Stock Option Plan and 1997 Stock Option Plan.

         (e) Includes 20,000 shares of Common Stock issuable upon the exercise of vested options granted under Acrodyne's 1997 Stock Option Plan.

         (f) Includes 7,500 shares of Common Stock issuable upon the exercise of vested options granted under Acrodyne's 1997 Stock Option Plan.

         (g) Includes 75,000 shares of Common Stock issuable upon the exercise of vested options granted under Acrodyne's 1997 Stock Option Plan.

         (h) Includes 25,000 shares of Common Stock issuable upon the exercise of vested options granted under Acrodyne's 1997 Stock Option Plan.

         (i) Reflects beneficial ownership of all directors and officers and includes 598,333 shares of Common Stock issuable upon the exercise of options. None of the officers or directors of Acrodyne beneficially owns any shares of Original Preferred Stock or Series A Preferred Stock.

Use of Proceeds of the Sinclair Investment

         The net proceeds of the Sinclair Investment, after payment of all fees and expenses related to the transaction, are estimated to be approximately $4,000,000. Approximately $1,000,000 of these proceeds will be used to redeem all of Acrodyne's outstanding Series A Preferred Stock, all of which is held by the Scorpion Investors. An additional $1,000,000 will be set aside to fund a new research and development program mutually acceptable to Sinclair and Acrodyne. The remaining proceeds will be used for working capital and general corporate purposes.

The Subscription Agreement

         The following is a summary of the material provisions of the Subscription Agreement, a copy of which is attached to this Proxy Statement as Appendix I. This summary is not intended to be complete and is subject to, and qualified in its entirety by reference to, all of the provisions of the Subscription Agreement.

         The Board of Directors reserves the right to amend or waive the provisions of the Subscription Agreement and the other documents related thereto in all respects before or after the approval of the Sinclair Investment by the Stockholders. In addition, the Board of Directors reserves its right to terminate the Subscription Agreement notwithstanding Stockholder approval.

         Issuance and Sale of Common Stock and Warrants. The Subscription Agreement provides that for an aggregate purchase price of $4,300,000, Acrodyne will sell and Sinclair will purchase (a) 1,431,333 shares of Common Stock and (b) Warrants to purchase up to 8,719,225 shares of Common Stock.

         The Warrants are represented by three warrant agreements: the Investor Warrant, the Anti-Dilution Warrant, and the Bonus Warrant. Each Warrant is subject to restrictions on transfer, and is exercisable as follows:

         o        The Investor Warrant. The Investor Warrant entitles
                  Sinclair to purchase up to 2,000,000 shares of Common Stock at $3.00 per share. Sinclair may purchase up to 666,666 shares from and after the closing date of the Subscription Agreement (the "Closing Date"), up to 1,333,333 shares from and after the first anniversary of the Closing Date, and up to 2,000,000 shares from and after the second anniversary of the Closing Date. The Investor Warrant will expire on the seventh anniversary of the Closing Date. A copy of the Investor Warrant is attached to this Proxy Statement as Appendix II.

         o The Anti Dilution Warrant. The Anti-Dilution Warrant entitles Sinclair to purchase up to 719,225 shares of Common Stock at $3.00 per share. The Anti-Dilution Warrant is designed to prevent a dilution of Sinclair's equity ownership, and is only exercisable if and to the extent that other holders of presently outstanding options and warrants exercise their rights to purchase Common Stock. The Anti-Dilution Warrant will expire on the seventh anniversary of the Closing Date. A copy of the Anti-Dilution Warrant is attached to this Proxy Statement as Appendix III.

         o The Bonus Warrant. The Bonus Warrant entitles Sinclair to purchase up to 6,000,000 shares of Common Stock, starting at a price of $3.00 per share and increasing 20% per year to a maximum of $6.00 per share. The Bonus Warrant is only exercisable if Acrodyne meets certain sales goals: In each fiscal year, Sinclair will receive the right to purchase one share of Common Stock for each $20.00 of Acrodyne's sales that are either (a) in excess of Acrodyne's 1998 sales or
                  (b) realized from new product lines. The Bonus Warrant will expire on the seventh anniversary of the Closing Date. A copy of the Bonus Warrant is attached to this Proxy Statement as Appendix IV.

         Registration Rights. The Subscription Agreement contains provisions which require Acrodyne to register all of the Common Stock, including the Common Stock underlying the Warrants, (the "Registrable Securities") being sold to Sinclair for resale. The Subscription Agreement includes requirements that Acrodyne (i) file a Registration Statement with the SEC within 90 days following the Closing Date; (ii) use its best efforts to cause the Registration Statement to be declared effective by the SEC as soon as practicable after filing; and (iii) cause the Registration Statement to remain effective during the period between the date of the Subscription Agreement and the earlier of the date on which all Registrable Securities have been sold in transactions exempt from securities law resale restrictions or may be sold without registration and free of transfer restrictions.

         Sinclair's rights to such registration of the Registrable Securities is automatically assignable by Sinclair to transferees or assignees if (i) the transfer or assignment is agreed to by Sinclair in writing and Acrodyne receives a copy of the agreement; (ii) Acrodyne receives written notice of the name and address of the transferee or assignee and, upon or before receipt of this notice, the transferee or assignee agrees in writing to be bound by the Subscription Agreement; (iii) the further disposition of the securities by the transferee or assignee is restricted under the Securities Act and applicable state laws; (iv) the transfer is made in accordance with the Subscription Agreement; and (v) the transferee is an "accredited investor" under the Securities Act.

         Indemnification and Contribution by Acrodyne. In the event any Registrable Securities are included in a Registration Statement and to the extent permitted by law, Acrodyne agrees to indemnify, subject to certain limitations, Sinclair and certain other persons against any losses, claims, damages, expenses or liabilities arising out of or based on (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof; (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in the Registration Statement not misleading; (iii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary or final prospectus or the omission or alleged omission to state in any preliminary or final prospectus any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iv) any violations by Acrodyne of the Securities Act, the Exchange Act or any state securities law.

         Indemnification by Sinclair. In connection with any such Registration Statement, Sinclair agrees to indemnify, subject to certain limitations, Acrodyne, its directors, each officer who signs the Registration Statement and certain other persons including other stockholders selling securities pursuant to the Registration Statement, in the same manner and to the same degree as summarized in clauses (i) through (iv) above, to the extent based on the claimant's reliance on information furnished to Acrodyne by Sinclair for use in connection with the Registration Statement.

         Contribution. Acrodyne and Sinclair agree that, in the event that the indemnification provided by the Subscription Agreement is not available to a party indemnified thereby, and in lieu of such indemnification, Acrodyne and Sinclair will each contribute, in proportions appropriate to reflect their relative fault in connection with the statements or omissions which resulted in the obligation to indemnify as well as any other relevant equitable considerations, the amount paid or payable by the person to be indemnified.

         Certain Representations and Warranties of Acrodyne. Under the Subscription Agreement, Acrodyne has made certain customary representations and warranties to Sinclair as to Acrodyne and its subsidiaries, including (i) the due filing of reports and other documents by Acrodyne with the SEC and the accuracy of the information contained therein; (ii) the due corporate organization and qualification to do business; (ii) the capital structure of Acrodyne; (iii) the due authorization and issuance of the Common Stock, the Warrants and the Common Stock purchasable upon exercise of the Warrants (the "Securities"); (iv) the absence of undisclosed material liabilities; (v) the absence of certain material changes to the capital stock, indebtedness, financial or other condition, business, key personnel, property or results of operations of Acrodyne; (vi) no conflict with or violation of Acrodyne's Certificate of Incorporation or Bylaws, the rights of holders of Acrodyne's stock or of debt instruments, any of Acrodyne's material agreements or applicable law; (vii) required consents from governmental authorities; (viii) the due authorization, execution and delivery of the Subscription Agreement and its enforceability against Acrodyne; (ix) title to property; (x) pending and threatened litigation; (xi) no solicitation in respect of the Securities other than to Sinclair; (xii) no activity that would jeopardize the status of the purchase and sale of the Securities as an exempted transaction under the Securities Exchange Act of 1934 (the "Exchange Act") or any applicable state law; and (xiii) fees to placement agents or other persons.

         Certain Representations and Warranties of Sinclair. Under the Subscription Agreement, Sinclair has made certain customary representations and warranties to Acrodyne including: (i) its "accredited investor" status under the Exchange Act; (ii) its understanding of, and due investigation regarding, certain merits and risks of investing in Acrodyne; (iii) its understanding of the non-registered status of the Securities; (iv) investment intent; (v) notification to Acrodyne of any material changes prior to the Closing Date in any information set forth in the Subscription Agreement; (vi) acknowledgment of Acrodyne's ability to stop transfers of the Securities or exercise of the Warrants if necessary to ensure Sinclair's compliance with the Subscription Agreement; (vii) the due authorization and execution of the Subscription Agreement; (viii) formation of Sinclair for purposes other than acquisition of the Securities; and (ix) intent that Acrodyne rely on Sinclair's representations, warranties, agreements, undertakings and acknowledgments in determining Sinclair's investor suitability.

         Survival of Representations and Warranties. Each of the representations and warranties made by Acrodyne and Sinclair survive the execution of the Subscription Agreement and the delivery of the Securities.

         Certain Covenants of Both Parties. Acrodyne and Sinclair have made certain mutual covenants, including (i) cooperation in preparation and filing of required reports under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (ii) cooperation in Acrodyne's obtaining all necessary state securities law permits or approvals; and (iii) prompt notification of actions which would require disclosure under, or relate to the consummation of the transactions contemplated by, the Subscription Agreement.

         Certain Covenants of Acrodyne. Acrodyne has made certain covenants to Sinclair, including (i) the obtaining of Stockholder approval for the transactions contemplated by the Subscription Agreement; (ii) the filing of this Proxy Statement; (iii) the furnishing of annual financial statements and reports to Sinclair; (iv) the inspection of Acrodyne's books and records by Sinclair; (v) the reservation of the number of shares of Common Stock purchasable upon exercise of all outstanding Warrants; (vi) best efforts with respect to Acrodyne's continued existence, payment of taxes and compliance with applicable laws; (vii) notification to Sinclair of any material changes prior to the Closing Date relating to Acrodyne; (viii) no activity that would jeopardize the status of the purchase and sale of the Common Stock or Warrants as an exempted transaction under the Exchange Act or any applicable state law; and (ix) intent that Sinclair rely on Acrodyne's representations, warranties, agreements, undertakings and acknowledgments in making its investment determination.

         Certain Covenants of Sinclair. Under the Subscription Agreement, Sinclair has made certain covenants to Acrodyne, including, until the first anniversary of the Subscription Agreement and except with Acrodyne's approval, Sinclair will not transfer, or deposit into voting trusts or enter into voting agreements with respect to, the Common Stock and Warrants held by Sinclair or the Registrable Securities.

         Certain Conditions to Both Parties' Obligations. The respective obligations of Acrodyne and Sinclair to consummate the transactions contemplated by the Subscription Agreement are subject to the fulfillment, at or prior to the Closing Date, of certain conditions, including (i) the expiration or termination of any waiting period required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (ii) the filing of any required notice with, or the receipt of any required approval from, any federal, state or foreign governmental authority; (iii) the approval and adoption by Acrodyne's Board of Directors and holders of a majority of Acrodyne's outstanding Common Stock of the transactions contemplated by the Subscription Agreement; (iv) the consummation of the transactions contemplated by a Stock Purchase Agreement, dated as of November 23, 1998, by and among Sinclair, Scorpion-Acrodyne Investors LLC, Newlight Associates, LP and Newlight Associates (BVI), LP; (v) the termination of a Financial Consulting Agreement, dated October 24, 1997, by and between Acrodyne and Scorpion Holdings, Inc.; (vi) the redemption of Acrodyne's 326,530 issued and outstanding shares of the Series A Preferred; (vii) the execution by Acrodyne and delivery to Sinclair of an Employment Agreement, dated as of November 23, 1998, between Acrodyne and Mr. Mancuso; and (viii) the transactions contemplated by the Subscription Agreement are not illegal or otherwise prohibited by any federal, state or foreign governmental authority.

         Certain Conditions to Sinclair's Obligations. The obligation of Sinclair to consummate the transactions contemplated by the Subscription Agreement are subject to the fulfillment at or prior to the Closing Date of certain conditions, including (i) the accuracy of Acrodyne's representations and warranties under the Subscription Agreement; (ii) Acrodyne's performance of all obligations to be performed under the Subscription Agreement at or prior to the Closing; (iii) Acrodyne's delivery of a stock certificate to Sinclair representing Sinclair's ownership of the Common Stock; (iv) the execution and delivery by Acrodyne to Sinclair of the Investment Agreement and the Warrants; (v) the receipt by Sinclair of an opinion of Acrodyne's counsel with respect to certain legal matters; (vi) the truth and accuracy of Acrodyne's representations and warranties in all material respects as if made as of the Closing Date; (vii) Acrodyne's compliance with all agreements and satisfaction all conditions to be performed or satisfied at or prior to the Closing Date; and (viii) the absence, in certain annual and quarterly reports filed by Acrodyne with the SEC, of any untrue statement of a material fact or omission of any material fact necessary to make the statements therein not misleading.

         Certain Conditions to Acrodyne's Obligations. The obligation of Acrodyne to consummate the transactions contemplated by the Subscription Agreement are subject to the fulfillment at or prior to the Closing Date of certain conditions, including (i) the accuracy of the Sinclair's representations and warranties under the Subscription Agreement; (ii) Sinclair's performance of all obligations to be performed under the Subscription Agreement at or prior to the Closing; (iii) Sinclair's execution and delivery to Acrodyne of the Investment Agreement; (iv) the truth and accuracy of Sinclair's representations and warranties in all material respects as if made as of the Closing Date; and (v) Sinclair's compliance with all agreements and satisfaction all conditions to be performed or satisfied at or prior to the Closing Date.

         Cancellation of the Agreement for Failure of Conditions Precedent. Either Acrodyne or Sinclair, as the case may be, may cancel the Subscription Agreement, by written notice at any time at or before the Closing, if any of these conditions precedent are not fulfilled. This cancellation will be without liability or obligation except in the case of willful breach.

         Public Information. With a view to making the benefits of Rule 144 promulgated under the Securities Act (or any similar rule) available to Sinclair, Acrodyne agrees to (i) file with the SEC all reports and other documents required under the Exchange Act; and (ii) as long as Sinclair holds Common Stock or unexercised Warrants, furnish to Sinclair a written statement by Acrodyne that it has complied with the reporting requirements of Rule 144 and the Exchange Act, copies of Acrodyne's most recent annual or quarterly reports, and other information as Sinclair may reasonably request to permit Sinclair to sell its Common Stock or Warrants pursuant to Rule 144 without registration.

         Expenses. Acrodyne and Sinclair will each bear their own legal and other expenses incurred in connection with the Subscription Agreement and the transactions contemplated thereby, except as otherwise provided therein.

         The Investment Agreement

         As a condition to the closing of the Subscription Agreement, Sinclair, Mr. Mancuso and Acrodyne are required to enter into the Investment Agreement. The following is a summary of the material provisions of the Investment Agreement, a copy of which is attached to this Proxy Statement as Appendix V. This summary is not intended to be complete and is subject to, and qualified in its entirety by reference to, all of the provisions of the Investment Agreement.

         Composition of Board of Directors. The Investment Agreement requires Sinclair and Mr. Mancuso to vote their shares in favor of the election of a board of directors of Acrodyne consisting of three directors nominated by Sinclair, two directors nominated by Mr. Mancuso and two directors nominated by mutual agreement of Sinclair and Mr. Mancuso (the "Independent Directors"). The Independent Directors may not be affiliates of, or have employment or consulting relationships with, and must be otherwise independent from, Sinclair, Mr. Mancuso and their respective affiliates.

         Composition of Management Committee. The Investment Agreement provides that Acrodyne's day-to-day operations will be conducted by a management committee (the

"Management Committee") consisting of: (i) an individual nominated by Sinclair, who must be Acrodyne's Chairman and who will initially be Nat Ostroff; (ii) an individual nominated by Mr. Mancuso, who must be Acrodyne's Chief Executive Officer and who will initially be Mr. Mancuso; and (iii) an individual nominated by Sinclair with Mr. Mancuso's consent, who must be Acrodyne's Chief Operating Officer. Sinclair and Mr. Mancuso must cause each of the directors whom they nominate to vote in favor of and maintain this Management Committee composition.

         Removal of Directors. The Investment Agreement restricts the ability of Sinclair and Mr. Mancuso to vote their respective shares for the removal of any director from the Board of Directors as follows: (i) either Mr. Mancuso or Sinclair may vote their shares in favor of the removal of an Independent Director; (ii) neither Mr. Mancuso nor Sinclair may vote their shares in favor of the removal of a director nominated solely by the other party (unless this sole nomination right no longer exists); (iii) upon the request of a party to remove a director previously nominated solely by that party, Mr. Mancuso and Sinclair must vote all of their shares in favor of the removal of that director and the election of the requesting party's designated replacement director; and (iv) notwithstanding the foregoing, either Mr. Mancuso or Sinclair may vote their shares in favor of the removal of a director for cause in accordance with applicable law, the provisions of the Investment Agreement and the bylaws of Acrodyne, provided that the party or parties that nominated that director may designate a successor and Mr. Mancuso and Sinclair must vote all of their shares in favor of that successor's election.

         Removal of Management Committee Members. The Investment Agreement requires Sinclair and Mr. Mancuso to cause the directors they nominate to vote on matters pertaining to the Management Committee as follows: (i) neither the directors nominated solely by Mr. Mancuso nor the directors nominated solely by Sinclair may vote in favor of the removal of a Management Committee member nominated solely by the other party (unless this sole nomination right no longer exists); (ii) upon the request of a party to remove a Management Committee member previously nominated solely by that party, the directors nominated solely by Mr. Mancuso and the directors nominated solely by Sinclair must vote in favor of removal of that Management Committee member and election of the requesting party's designated replacement member; and (iii) notwithstanding the foregoing, any director may vote to remove any Management Committee member for cause in accordance with applicable law, the provisions of the Investment Agreement and the bylaws of Acrodyne, provided that the party or parties that nominated that Management Committee member may designate a successor and the directors nominated solely by Mr. Mancuso and the directors nominated solely by Sinclair must vote in favor of that successor's election.

         Standstill Provisions. The Investment Agreement provides that, unless approved by a majority of the Board of Directors which includes both Independent Directors, Sinclair may not own more than 2,231,333 shares of Common Stock, except upon exercise of the Warrants or in connection with certain tender offers or proposed acquisitions by persons not affiliated with Sinclair. The Investment Agreement further provides that, unless approved by a majority of the Board of Directors which includes both Independent Directors, or as otherwise allowed therein, Sinclair, Mr. Mancuso and their affiliates may not: (i) make or in any way participate in any solicitation of voting proxies or consents, seek to advise or influence any person or entity with respect to the voting of Common Stock, or participate in any election contest with respect to Acrodyne; (ii) form, join or encourage the formation of any "group" within the meaning of Section 13(d)(3) of the Exchange Act with respect to any Common Stock; (iii) deposit any Common Stock into a voting trust or subject any Common Stock to any voting arrangement or agreement; (iv) initiate, propose or otherwise solicit Stockholders for the approval of proposals as described in Rule 14a-8 under the Exchange Act; (v) seek election to or seek to place a representative on the Board of Directors; (vi) seek the removal of any member of the Board of Directors; (vii) call or seek to have called any meeting of the Stockholders; (viii) with respect to any form of acquisition or business combination transaction involving Acrodyne or any significant portion of its assets, solicit or provide any information to any party, make any statement or proposal to the Board of Directors, or otherwise make any public announcement; or (ix) encourage any third party to do any of the foregoing.

         Certain Transactions. Under the Investment Agreement, Sinclair and its affiliates may not engage in any "business combination" (as that term is defined in Section 203(c)(3) of the General Corporation Law of the State of Delaware) with Acrodyne or initiate or participate in any Rule 13e-3 transaction in respect of Acrodyne (as defined in Rule 13e-3 promulgated under the Exchange Act) unless as a condition to the proposed business combination or Rule 13e-3 transaction:

         o A special committee of the Board of Directors consisting of all directors other than those nominated by Sinclair unanimously determine that the proposed transaction is fair to and in the best interests of the Stockholders other than Sinclair and recommend the approval of the transaction to the entire Board of Directors.

         o The Board of Directors obtains an opinion from a nationally recognized investment banking firm that the consideration offered in the transaction is fair, from a financial point of view, to the Stockholders other than Sinclair and its affiliates.

         o Stockholders holding a majority of the outstanding Common Stock other than Common Stock owned by Sinclair approve the proposed transaction at a meeting duly convened for such purpose.

         Right of First Refusal. The Investment Agreement grants Sinclair a right of first refusal (the "Right of First Refusal") to purchase, or arrange for a third party to purchase, any or all of Mr. Mancuso's shares at the same price and on the same terms and conditions as any bona fide offer (the "Offer") which Mr. Mancuso receives from a third party and wishes to accept. Upon written notice from Mr. Mancuso of his desire to accept the Offer, Sinclair will have 30 days within which to exercise the Right of First Refusal. If Sinclair does not exercise the Right of First Refusal, Mr. Mancuso may proceed to sell the shares to the offeror at a price and on terms no less favorable than those contained in the Offer. If any shares owned by Mr. Mancuso become registered under a registration statement or otherwise become publicly resalable under an available exemption by the SEC, then no compliance with the Right of First Refusal is required with respect to transactions in any calendar quarter in which Mr. Mancuso sells less than 10,000 shares through a broker or market maker and, with respect to transactions concerning 10,000 or more shares, Sinclair must exercise its Right of First Refusal, if at all, within 24 hours of receipt of Mr. Mancuso's notice.

         Certain Preemptive Rights. The Investment Agreement grants Sinclair a right to purchase, pro rata, a portion of certain Common Stock and securities convertible into Common Stock that Acrodyne may propose to issue subsequent to the date of the Investment Agreement. Upon written notice from Acrodyne of its intention to issue such securities and a description of the type, price, terms and conditions of the proposed securities, Sinclair will have 30 days within which to agree to purchase its pro rata share of such securities for the same price and on the same terms. Acrodyne must give Sinclair a second written notice on the expiration of this 30 day period. If Sinclair fails to exercise its right to purchase within 10 days following the second written notice, Acrodyne will then have 90 days to enter into a letter of intent or definitive agreement to sell such securities, and another 90 day period thereafter to consummate such sale. If Acrodyne fails to enter into a letter of intent or definitive agreement or sell the securities within the applicable 90 day period, Acrodyne cannot thereafter issue or sell such securities without again first offering them to Sinclair as described above.

         Voting and Proxies of Sinclair. The Investment Agreement provides that, at any meeting of or in connection with any written consent of the Stockholders, Sinclair must vote its shares as follows: (i) in favor of Mr. Mancuso's two director nominees; (ii) in any other manner necessary to maintain the composition and membership of the Board of Directors; (iii) in favor of any actions required in furtherance of the Investment Agreement and the Subscription Agreement; (iv) against any action or agreement that is intended, or could reasonably be expected, to interfere with, cause a breach of, or prevent the consummation of the transactions contemplated by, the Investment Agreement and the Subscription Agreement or the contemplated economic benefits of any of the foregoing; and (v) Sinclair may not vote its shares in any manner inconsistent with the terms of the Investment Agreement or the Subscription Agreement. Under the Investment Agreement, Sinclair grants to Mr. Mancuso, individually, Sinclair's irrevocable proxy to vote Sinclair's shares as provided in the Investment Agreement. This proxy will remain in effect until, and will then terminate automatically with, the termination of the Investment Agreement.

         Voting and Proxies of Mr. Mancuso. The Investment Agreement provides that, at any meeting of or in connection with any written consent of Acrodyne's Stockholders, Mr. Mancuso must vote his shares as follows: (i) in favor of Sinclair's three director nominees; (ii) in any other manner necessary to maintain the composition and membership of Acrodyne's Board of Directors; (iii) in favor of the execution and delivery by Acrodyne of the Investment Agreement and the Subscription Agreement and any actions required in furtherance thereof; (iv) against any action or agreement that is intended, or could reasonably be expected, to interfere with, cause a breach of, or prevent the consummation of the transactions contemplated by, the Investment Agreement and the Subscription Agreement or the contemplated economic benefits of any of the foregoing; and (v) Mr. Mancuso may not vote his shares in any manner inconsistent with the terms of the Investment Agreement or the Subscription Agreement. Under the Investment Agreement, Mr. Mancuso grants to Sinclair Mr. Mancuso's irrevocable proxy to vote Mr. Mancuso's shares as provided in the Investment Agreement. This proxy will remain in effect until, and will then terminate automatically with, the termination of the Investment Agreement.

         Arm's Length Dealings. Acrodyne is prohibited from engaging in any commercial, financial, securities or other business transactions with Sinclair or its affiliates except on terms that are no less favorable to Acrodyne than could be obtained from non-affiliated third parties in arm's length transactions. The Audit Committee of the Board of Directors will have the responsibility to oversee the application of these provisions.

         Term and Termination. The Investment Agreement will remain in effect for so long as Sinclair owns beneficially and of record shares representing not less than twenty percent (20%) of the voting power of all shares of Acrodyne's capital stock. The standstill provisions outlined above will survive the termination of the Investment Agreement until the seventh (7th) anniversary of the execution of the Investment Agreement.

Certain Related Transactions

         The Scorpion Stock Purchase Agreement

         In connection with the Sinclair Investment, Sinclair entered into the Scorpion Stock Purchase Agreement with the Scorpion Investors. Under the Scorpion Stock Purchase Agreement, Sinclair will purchase the 800,000 shares of Common Stock currently owned by the Scorpion Investors. The purchase price per share will be $3.50, and the aggregate purchase price for the 800,000 shares will be $2.8 million. The Scorpion Stock Purchase Agreement is conditional upon the consummation of the Sinclair Investment.

         Voting Consent

         The Scorpion Investors, representing, as a group, 23.1% of Acrodyne's outstanding voting stock, have consented to vote in favor of all three proposals contained in this Proxy Statement.

         Redemption of Series A Preferred Stock

         The Certificate of Designation, Preferences and Relative, Participating, Optional or Other Special Rights, and Qualifications, Limitations and Restrictions (the "Certificate of Designations") of the Series A Preferred Stock provides that this stock is redeemable, at Acrodyne's option, at any time and from time to time. The redemption price of each share is equal to $3.0625 per share (adjusted, if applicable, to give effect to any stock splits, recapitalizations and similar events) plus any accrued and unpaid dividends as of the redemption date. Acrodyne will, at the Closing Date, redeem all of the 326,530 outstanding shares of Series A Preferred Stock held by the Scorpion Investors. The approximate aggregate redemption price for all outstanding shares of Series A Preferred Stock will be $1,000,000, plus accrued and unpaid dividends thereon.

         Employment Agreement Between Acrodyne and Mr. Mancuso
As a condition to the Sinclair Investment, Acrodyne will enter into an employment agreement with Mr. Mancuso (the "Employment Agreement") a copy of which is attached to this Proxy Statement as Appendix VI. The Employment Agreement has an initial three year term, and automatically renews for successive two year terms.

         Compensation. Under the Employment Agreement, Mr. Mancuso will be entitled to, among other things, the following:

         o        a minimum base salary of $175,000 per year;

         o an annual bonus, not to exceed his base salary, equal to 5% of Acrodyne's earnings before interest and taxes for each fiscal year, excluding costs for research and development, as determined from Acrodyne's audited statement of operations;

         o options to purchase up to 175,000 shares of Common Stock under the 1997 stock option plan at an exercise price of $3.88 per share. 58,333 of these options will become exercisable on January 1, 1999, 58,333 will become exercisable on January 1, 2000, and 58,334 will become exercisable on January 1, 2001;

          o       an automobile allowance of $900 per month.

         Non-Competition. The Employment Agreement includes a non-competition obligation on Mr. Mancuso that survives for two years following the termination of his employment by Acrodyne for Cause or Mr. Mancuso's voluntary termination.

         Termination for Disability. If Mr. Mancuso is prevented from performing his duties under the Employment Agreement by reason of disability for a period of not less than 180 consecutive days, Acrodyne shall pay to Mancuso an amount equal to one year of Mancuso's base salary and that portion of his bonus accrued through the date of termination.

         Termination for Cause. In case of a termination for "Cause," Acrodyne may terminate without any liability to Mr. Mancuso, other than to pay to his base salary accrued to the date of such termination, to be made in the same manner and at the same time as if the employment agreement has not been terminated. As used in the Employment Agreement, "Cause" means (i) gross negligence or willful misconduct of Mr. Mancuso which, if curable, is not cured within thirty (30) days' notice from the Board of Directors; (ii) Mr. Mancuso's conviction of a crime or felony in connection with the business or affairs of Acrodyne; or (iii) the termination, abrogation or breach by Mr. Mancuso of the Investment Agreement.

         Termination for Reason Other Than Cause. Acrodyne may terminate Mr. Mancuso's employment for other than Cause or disability upon ninety (90) days' prior written notice. Upon such termination, including the failure of Acrodyne to renew the Employment Agreement at the end of any term, Acrodyne is obligated to pay Mr. Mancuso the following severance benefit:

         o a severance payment consisting of (a) if termination occurs before the end of the initial term, an amount equal to two times the annual base salary then in effect; or (b) an amount equal to the annual base salary then in effect. Such severance payment will be payable in installments in the same manner as the base salary; and

         o the continuation of all health, insurance and other benefits in effect at the time of such termination or, at Acrodyne's election, the payment to Mr. Mancuso of his expenses of obtaining substantially similar insurance coverage and other benefits for himself and his spouse, all for the period of three years from the date of such termination.

         Voluntary Termination by Mr. Mancuso. Mr. Mancuso may voluntarily terminate his employment with Acrodyne at any time upon ninety days' prior written notice, including by failing to accept Acrodyne's renewal of the Employment Agreement at the end of any term. In the event of such voluntary termination, the Employment Agreement shall automatically terminate and Acrodyne shall have no further obligation to Mr. Mancuso other than to pay to that portion of his base salary and bonus accrued through the effective date of his resignation.

         Involuntary Termination by Mr. Mancuso. Mr. Mancuso may terminate his employment with Acrodyne upon ninety days' prior written notice in the event of any of the following:

         o Acrodyne breaches in any material respect its obligations under the Employment Agreement, which breach, if curable, is not cured within ninety days of Mr. Mancuso's written notice to the Board of Directors;

         o the scope of Mr. Mancuso's authority and duties as President and CEO of Acrodyne is materially diminished by the Board of Directors;

         o the place of Mr. Mancuso's employment is relocated more than twenty miles from the city of Blue Bell, Pennsylvania without his consent; or

         o there occurs a "Change of Control," which is defined in the Employment Agreement to mean any of (a) the acquisition of any person or entity, or combination thereof acting together, other than Sinclair Broadcast Group, Inc. and its affiliates, of the power to elect a majority of the Board of Directors of Acrodyne or any successor thereto; (b) the sale of all or any substantial portion of the assets or business of Acrodyne; or (c) the termination, abrogation or breach by any party other than Mr. Mancuso of the Investment Agreement.

         In the event of Mr. Mancuso's termination upon the occurrence of any of the above events, the termination shall be treated in all respects as if it constituted a termination by Acrodyne without Cause' as described above.

Vote Required to Approve Proposal 1

         The affirmative vote of a majority of the outstanding voting shares is required to approve the Sinclair Investment.

                             PROPOSAL 2: AMENDMENT

Overview of the Amendment

         The purposes of the Amendment are to allow for the issuance to Sinclair, as provided in the Subscription Agreement, of up to an aggregate of 10,150,558 shares of Common Stock, assuming the exercise of all Warrants, and to provide Acrodyne with up to 16,460,452 of authorized but unissued shares of Common Stock. These additional shares will be reserved for the issuance of shares under outstanding options or warrants and the potential issuance of shares in other transactions.

         Acrodyne's Certificate of Incorporation, as currently in effect, authorizes the issuance of 11,000,000 shares, consisting of 10,000,000 shares of common stock, $0.01 par value per share, and 1,000,000 shares of preferred stock, $1.00 par value per share. In addition, the Certificate of Incorporation authorizes the issuance of 10,000,000 warrants. The Certificate of Incorporation provides that the number of authorized shares may be increased or decreased by the affirmative vote of a majority of the outstanding shares. The proposed Amendment, if approved, will increase the aggregate number of authorized shares of Common Stock from 10,000,000 to 35,000,000. The Amendment will not affect any terms or rights of Acrodyne's Common Stock.

         As proposed to be amended, paragraphs one and two of Article FOURTH of the Certificate of Incorporation will read as follows:

                  FOURTH: The total number of shares which the Corporation may issue is 36,000,000, of which 35,000,000 shares will be Common Stock, par value $0.01 per share and 1,000,000 of which will be Preferred Stock, par value $1.00 per share.

Purpose and Effect of the Amendment

         As of December 2, 1998, an aggregate of 5,331,670 shares of Common Stock were issued and outstanding. In addition, an aggregate of 3,383,850 shares of Common Stock were required to be held in reserve in connection with 1,000,000 shares issuable under Acrodyne's 1993 and 1997 Stock Option Plans, 506,450 shares issuable upon conversion of the Original Preferred Stock and the Series A Preferred Stock and 1,877,400 shares issuable upon exercise of outstanding warrants. The Sinclair Investment, if consummated, will result in the issuance of 1,431,333 shares of Common Stock as well as 8,719,225 shares of Common Stock issuable upon conversion of the Warrants. The total number of shares of Common Stock outstanding or reserved for issuance subsequent to consummation of the Sinclair Investment is 18,539,548, necessitating an increase in the authorized number of shares above the currently authorized 10,000,000 shares of Common Stock.

         The Board of Directors believes that it is in Acrodyne's best interest to increase the number of authorized shares of Common Stock as described above. In addition to making a sufficient number of authorized shares available for the Sinclair Investment, the availability of additional authorized shares will enable Acrodyne to engage in stock transactions that may be approved by the Board of Directors from time to time, including raising additional capital, establishing strategic business relationships, acquiring the stock or assets of other businesses and issuing shares under management incentive or employee benefit plans to attract and retain key personnel. The Board of Directors anticipates the issuance of such additional shares from time to time upon terms the Board of Directors deems to be in the best interests of Acrodyne. No such issuances are presently planned or contemplated.

Impact of the Amendment on Acrodyne and its Existing Stockholders

         Potential Dilutive Effect. The increase in the number of Acrodyne's authorized shares is not anticipated to have any immediate effect on the rights of Acrodyne's existing Stockholders. However, the issuance of Common Stock to Sinclair immediately subsequent to the Amendment and in accordance with the Subscription Agreement and Warrants will dilute the ownership of Acrodyne's existing Stockholders by approximately 27%. In addition, the Amendment will enable Acrodyne to potentially engage in future issuances of Common Stock which could further dilute the ownership of Acrodyne's existing Stockholders. For example, the issuance of stock dividends or distributions, the issuance of stock in capital-raising or other business transactions, or the issuance of stock or stock options through management compensation and incentive programs could dilute existing Stockholders' interests in Acrodyne. In addition, Acrodyne's Stockholders do not have preemptive rights with respect to the issuance of any such additional shares. Acrodyne intends to apply to the NASDAQ System for the listing of any additional shares of Common Stock if and when such shares are to be issued.

         Potential Anti-Takeover Effect. Although the proposed Amendment is not motivated by takeover concerns and is not considered by the Board of Directors to be an anti-takeover measure, the availability of additional authorized shares of Common Stock under the Certificate of Incorporation as amended could enable the Board of Directors to issue shares defensively in response to a third party's unsolicited attempt to gain control of Acrodyne. Thus, increasing the authorized Common Stock could render certain transactions, such as a merger, tender offer, proxy contest, assumption of control by a holder of a larger block of Acrodyne's stock or the removal of incumbent management, more difficult and less likely. Issuance of additional shares unrelated to any takeover attempt could also have these effects.

Effective Date

         Upon approval of the Amendment, Acrodyne will file a Certificate of Amendment to its Certificate of Incorporation with the Delaware Secretary of State, whereupon the Amendment will become effective.

Vote Required to Approve Proposal 2

         Approval of Proposal 2 requires both (a) the affirmative vote of a majority of the outstanding Common Stock and Original Preferred Stock entitled to vote at the Meeting and (b) the affirmative vote of a majority of the outstanding Series A Preferred Stock entitled to vote at the Meeting. All holders of Series A Preferred Stock have agreed to vote in favor of Proposal 2.

                       PROPOSAL 3: ELECTION OF DIRECTORS

Overview

         Acrodyne's bylaws provide that either the Board of Directors or the Stockholders may determine the number of directors on Acrodyne's Board of Directors. The full Board of Directors currently consists of five directors.

         As a condition to the Sinclair Investment and under the terms of the Investment Agreement, Acrodyne's Board of Directors must be reconstituted to include seven members: three directors nominated by Sinclair, including
Nat Ostroff as Chairman, two directors nominated by Mr. Mancuso, including Mr. Mancuso, and two additional independent directors who will be nominated by the mutual consent of Sinclair and Mr. Mancuso, who will be elected after the Meeting by the then-existing Board of Directors. Although it is the intent of Mr. Mancuso and Sinclair to nominate the independent directors as soon as is practicable, at the time of this Proxy Statement, no independent directors have been identified or agreed to serve.

Director Nominees

         The following table provides information regarding the director nominees to be voted upon by Stockholders at the Meeting:

Name                                     Age                       Position                    Director Since
----                                     ---                       --------                    --------------

A. Robert Mancuso                        61      Chairman of the Board of Directors,           May 1991
(Mr. Mancuso nominee)                            President and Chief Executive Officer of
                                                 Acrodyne and Acrodyne Industries, Inc.

Martin J. Hermann                        60      Director, Secretary and General Counsel of    May 1991
(Mr. Mancuso nominee)                            Acrodyne

Nat Ostroff                              58      Nominee                                       N/A
(Sinclair nominee)

David D. Smith                           48      Nominee                                       N/A
(Sinclair nominee)

David B. Amy                             46      Nominee                                       N/A
(Sinclair nominee)

         A. ROBERT MANCUSO has been Chairman of the Board of Directors of Acrodyne, President and Chief Executive Officer of Acrodyne and its predecessor since May 1991. From July 1991 to October 1994, he was president of R.M. Hudson Co., Inc., financial consultants for mergers and acquisitions. From January 1987 to June 1991, he served as vice president of Reichhold Chemicals, a specialty chemical company. From January 1987 to June 1991, he served as president of RBH Dispersions, a specialty chemical company. From July 1986 to

December 1989, he was senior vice president of Polychrome Corporation, a manufacturer of film and printing plates for the ink industry, and president and chief executive officer of Polychrome Chemicals, a specialty chemical manufacturer. Prior to July, 1986, Mr. Mancuso was employed by Union Carbide Corporation for 26 years.

         MARTIN J. HERMANN has served as a Director, Secretary and General Counsel of Acrodyne and its predecessor since May 1991. Mr. Hermann has been engaged in the private practice of law since 1963.

         NAT OSTROFF has served as Sinclair's Vice President for New Technology since joining Sinclair Broadcast Group, Inc. in January of 1996. Prior to joining Sinclair, he was the President and CEO of Comark Communication Inc., a manufacturer of UHF transmission equipment. Mr. Ostroff founded Acrodyne, Industries, Inc. in 1968 and served as its first President and CEO. He is the Chairman of ALTY Engineering Advisory Committee.

         DAVID D. SMITH has served as President, Chief Executive Officer and Chairman of the Board of Sinclair since September 1990. From 1984 to 1990, he served as General Manager of WPTT, Pittsburgh, Pennsylvania. In 1980, Mr. Smith founded Comark Television, Inc. From 1978 to 1986, Mr. Smith co-founded and served as an officer and director of Comark Communications, Inc.

         DAVID B. AMY has served as Chief Financial Officer of Sinclair since October, 1994. In addition, he serves as Secretary of Sinclair Communications, Inc., a Sinclair subsidiary, which owns and operates Sinclair's broadcasting operations. From 1986 until October, 1994, Mr. Amy served as Sinclair's Corporate Controller. Mr. Amy originally joined Sinclair in 1986, as a business manager for WPTT in Pittsburgh.

         Current Directors

         The following table provides information regarding the current directors of Acrodyne. If the Sinclair Investment is not approved by Stockholders at the Meeting, the five current directors will continue in their positions until the next annual meeting.

Name                                     Age                       Position                    Director Since
----                                     ---                       --------                    --------------

A. Robert Mancuso                        61      Chairman and President and Chief Executive    May 1991
                                                 Officer of Acrodyne and Acrodyne
                                                 Industries, Inc.

Martin J. Hermann                        60      Director, Secretary and General Counsel of    May 1991
                                                 Acrodyne

Daniel D. Traynor                        56      Director of Acrodyne and Vice President and   October 1994
                                                 General Manager of Acrodyne Industries, Inc.

Brian N. Byrnes                          57      Director of Acrodyne                          May 1998

Vote Required to Approve Proposal 3

         The candidates receiving the highest number of votes will be elected. In no event, however, will the proxies be voted for a greater number of persons than the number of nominees named.

         The accompanying proxies solicited by the Board of Directors will be voted "FOR" the election of the nominees unless the proxy card is marked to withhold authority to vote for any one of the nominees.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

         The following table sets forth the names and positions of all of Acrodyne's directors and executive officers. Executive officers are elected by the Board of Directors on an annual basis and serve at the discretion of the Board of Directors or pursuant to an employment agreement.

Name                                          Age                                 Position
----                                          ---                                 --------

A. Robert Mancuso                              61       Chairman of the Board of Directors, President and Chief
                                                        Executive Officer of Acrodyne and Acrodyne Industries, Inc.

Martin J. Hermann                              60       Director, Secretary and General Counsel of Acrodyne

Daniel D. Traynor                              56       Director of Acrodyne and Vice President and General Manager
                                                        of Acrodyne Industries, Inc.

Dr. Timothy P. Hulick                          56       Vice President - Engineering of Acrodyne Industries, Inc.

Brian N. Byrnes                                57       Director of Acrodyne

Ronald R. Lanchoney                            52       Chief Financial Officer of Acrodyne

         A. ROBERT MANCUSO has been Chairman of the Board of Directors of Acrodyne, President and Chief Executive Officer of Acrodyne and its predecessor since May 1991. From July 1991 to October 1994, he was president of R.M. Hudson Co., Inc., financial consultants for mergers and acquisitions. From January 1987 to June 1991, he served as vice president of Reichhold Chemicals, a specialty chemical company. From January 1987 to June 1991, he served as president of RBH Dispersions, a specialty chemical company. From July 1986 to December 1989, he was senior vice president of Polychrome Corporation, a manufacturer of film and printing plates for the ink industry, and president and chief executive officer of Polychrome Chemicals, a specialty chemical manufacturer. Prior to July, 1986, Mr. Mancuso was employed by Union Carbide Corporation for 26 years.

         MARTIN J. HERMANN has served as a Director, Secretary and General Counsel of Acrodyne since May 1991. Mr. Hermann has been engaged in the private practice of law since 1963.

         DANIEL D. TRAYNOR has been employed by Acrodyne since 1970. He has been its Vice President since 1985 and General Manager since 1990. Mr. Traynor has responsibility for the overall day-to-day management of Acrodyne, including supervision of production, sales and marketing. Prior to 1970, he held engineering and management positions with American Electronics Laboratories. Mr. Traynor has served as a Director of Acrodyne since October 1994.

         DR. TIMOTHY P. HULICK has been Acrodyne's Vice President of Engineering since 1985, with responsibility for product concept, design and development, as well as final test and field service. Dr. Hulick authored seven Acrodyne United States patents for the digital amplitude modulator design concept. Prior to 1985, Dr. Hulick was director of transmitter products development at the Broadcast Products Division of Harris Corporation and president of Electronic Research Corporation.

         BRIAN N. BYRNES, who has been nominated by the Board as a Director of Acrodyne, is president of BNB Communications, Inc., a company which he founded in 1987 and which acts as a consultant to owners and operators of broadcast properties. In 1983 he helped form Channel Communications, Inc., a company at which he worked until forming BNB Communications, Inc. In 1980 Mr. Byrnes joined Gillett Communications, Inc. as vice president and general manager of one of its affiliated stations, KPWR-TV, and was later appointed President. From 1972 to 1980, he worked with Peters, Griffin, Woodward, Inc., initially as an account executive and later as vice president representing television stations to national advertisers. In 1970 Mr. Byrnes joined Meredith Broadcasting as its national sales manager. From 1963 to 1970, he worked as a sales representative and later as regional sales manager with Taft Broadcasting.

         RONALD R. LANCHONEY has been the Chief Financial Officer of Acrodyne since March, 1998. Mr. Lanchoney operated his own management and financial consulting business from August 1996 until March 1998. From 1978 to mid-1996, Mr. Lanchoney was the executive vice president of I/O Corporation, a company which he co-founded and which is a distributor of advanced technology electrical and electronic control equipment. From 1970 to 1978, Mr. Lanchoney held various positions including division controller with I-T-E Imperial Corporation, a manufacturer of high and low voltage electrical switch gear, distribution and control equipment.

Executive Compensation

         The following tables set forth information about the compensation of the executive officers of Acrodyne, which persons include the Chief Executive Officer, all other executive officers of Acrodyne whose total annual salary and bonus for fiscal year 1997 exceeded $100,000, and Ronald R. Lanchoney, who joined Acrodyne in March, 1998, as Chief Financial Officer (the "Named Executive Officers").

         Summary Compensation Table

         The following table summarizes all compensation to the Named Executive Officers for each of Acrodyne's last three completed fiscal years:


                                                                           Annual Compensation
                                                                           -------------------
                                                                                             Other Annual
Name and Principal Position                       Year         Salary          Bonus         Compensation
---------------------------                       ----         ------          -----         ------------
A. Robert Mancuso, Chairman of the Board,
President and Chief Executive Officer             1997        $150,000          ---               ---
                                                  1996        $150,000          ---               ---
                                                  1995        $150,000          $104,000          ---
Daniel D. Traynor, General Manager and Vice
President                                         1997        $126,000          ---               ---
                                                  1996        $126,000          ---               ---
                                                  1995        $126,000          ---               ---
Dr. Timothy P. Hulick, Vice President of
Engineering                                       1997        $113,000          ---               ---
                                                  1996        $113,000          ---               ---
                                                  1995        $113,000          ---               ---
Ronald R. Lanchoney, Chief Financial
Officer(a)                                        1997           ---            ---               ---
                                                  1996           ---            ---               ---
                                                  1995           ---            ---               ---

         (a) Mr. Lanchoney became Acrodyne's Chief Financial Officer in March, 1998.

         Option Grants or Exercises in Last Fiscal Year and Fiscal Year Option Value

         Acrodyne did not grant any options to any Named Executive Officer during fiscal year 1997. No Named Executive Officer exercised any options to purchase securities of Acrodyne in fiscal year 1997. No option to purchase securities of Acrodyne owned by any Named Executive Officer was in-the-money at fiscal year-end 1997.

         The following table shows, for each Named Executive Officer, the number of securities underlying any unexercised options owned by such Named Executive Officer, and the number of such unexercised options that are exercisable or unexercisable:

                                  Number of Securities Underlying Unexercised
                                       Options at Fiscal Year End 1997 (#)
Executive Officer                         - Exercisable/Unexercisable
-----------------                         ---------------------------

A. Robert Mancuso                                237,500/0

Daniel D. Traynor                                 37,500/0

Dr. Timothy P. Hulick                             37,500/0

Ronald R. Lanchoney                                    0/0

         Compensation of Directors

         Acrodyne does not provide any compensation to directors for any services provided as a director and directors are not paid any fees for attending board meetings. Directors are reimbursed for travel and other reasonable expenses relating to board meetings.

         Employment Contracts

         Mr. Mancuso is employed by Acrodyne under an employment agreement which will be subject to renewal on October 24, 1999. Under such employment agreement, Mr. Mancuso is entitled to, among other things, a minimum base salary of $150,000 per year and a bonus equal to the greater of (i) 5% of Acrodyne's earnings before interest and taxes ("EBIT") for each year or (ii) 10% of the difference between EBIT for the year of the bonus and the previous year's EBIT. Acrodyne also provides Mr. Mancuso with an automobile allowance of $900 per month. Mr. Mancuso's employment agreement includes a non-competition obligation that extends for two years following the expiration of the agreement or the earlier termination of his employment. Mr. Mancuso is entitled, upon his termination without cause, to a severance payment in an amount equal to his base salary for the then-remaining term of his employment agreement plus one additional year of base salary.

         Mr. Traynor is employed by Acrodyne under an employment agreement which will be subject to renewal on October 24, 1999. Under such employment agreement, Mr. Traynor is entitled to, among other things, a minimum base salary of $126,500 per year and a bonus equal to between 10% and 70% of Mr. Traynor's base salary, such percentage to be based on the relationship between Acrodyne's actual earnings before taxes for each year and Acrodyne's budgeted earnings before taxes for such year. Mr. Traynor is entitled, upon a termination without cause, to a severance payment in an amount equal to his base salary for the then-remaining term of his employment agreement.

         Mr. Hulick is employed by Acrodyne under an employment agreement which will be subject to renewal on October 24, 1999. Under such employment agreement, Mr. Hulick is entitled to, among other things, a minimum base salary of $113,000 per year and a bonus equal to between 10% and 70% of Mr. Hulick's base salary, such percentage to be based on the relationship between Acrodyne's actual earnings before taxes for each year and Acrodyne's budgeted earnings before taxes for such year. Mr. Hulick is entitled, upon a termination without cause, to a severance payment in an amount equal to his base salary for the then-remaining term of his employment agreement.

         Summary of Outstanding Options of Executive Officers

         On June 8, 1998 Acrodyne issued in total 450,000 shares to key employees and consultants under its 1997 Stock Option Plan. Acrodyne subsequently increased the numbers of options outstanding under this plan by 200,000 for a total of 650,000.

Summary of Stock Option Plans

         Acrodyne has two stock option plans approved by the Board of Directors: the 1993 Stock Option Plan and the 1997 Stock Option Plan.

         1993 Stock Option Plan. Under this plan, 250,000 options were granted to executive employees in 1993 and 1994, all of which are currently exercisable.

         1997 Stock Option Plan. Under this plan, options for up to 650,000 shares of Common Stock may be granted. On June 8, 1998, the Board of Directors approved the granting of options for 450,000 shares at an option of price $4.50 per share. On October 16, 1998, in a response to the decline in the public market price of Acrodyne's securities and the public stock markets generally, the Board of Directors resolved to reprice such options to $3.00 per share.

         Stock Option Plan Amendments. Both plans were amended on November 19, 1998, to make options exercisable for 10 years from the date of grant unless, prior to the expiration of such option, the option holder ceases to be employed by Acrodyne due to Acrodyne's termination for cause, the option holder's voluntary termination, or the option holder's death or permanent and total disability. In such events, the option remains exercisable for a period not extending beyond three months after the date of cessation of employment.

PRICE RANGE OF SECURITIES

         The following table sets forth the high and low bid prices for shares for Acrodyne's Common Stock for the periods indicated, as supplied by NASDAQ. These quotations reflect interdealer prices, without retail mark-up, mark-down or commissions, and may not necessarily represent actual transactions. Trading in Acrodyne's Common Stock has generally been low volume.


Period Ending                                                          High               Low
-------------                                                          ----               --
March 31, 1996...................................                    $5-5/8          $3-15/16
June 30, 1996....................................                     7-5/8                 5
September 30, 1996...............................                         7             4-1/8
December 31, 1996................................                     6-7/8             3-5/8

March 31, 1997...................................                     5-1/4             4-3/8
June 30, 1997....................................                     6-1/4                 4
September 30, 1997...............................                     5-5/8                 3
December 31, 1997................................                     5-1/2             2-5/8

March 31, 1998...................................                     4-1/4             4-1/8
June 30, 1998....................................                    4-3/16                 4
September 30, 1998...............................                    3-1/16             2-7/8
Through December 17, 1998........................                    4-31/32            2-7/8

         As of the close of business on November 20, 1998, the last trading day immediately preceeding the annoncement of the Sinclair Investment, the high and low bid for Acrodyne's Common Stock was 4-5/8 and 4-3/8, respectively.

                        ANNUAL REPORT ON FORM 10-KSB/A

         Upon the written request of any Stockholder, Acrodyne will provide, without charge, a copy of Acrodyne's Annual Report on Form 10-KSB/A filed with the Commission for the year ended December 31, 1997. This request should be directed to Acrodyne, Attention: Secretary, 516 Township Line Road, Blue Bell, Pennsylvania 19422.

                     COMPLIANCE WITH SECTION 16(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires Acrodyne's directors and executive officers, as well as persons who own more than ten percent of a registered class of Acrodyne's equity securities, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock. Directors, executive officers and stockholders with greater than ten percent beneficial ownership are required by SEC regulations to furnish Acrodyne with copies of all Section 16(a) reports they file.

         Based solely on a review of the copies of such reports furnished to Acrodyne, or written representations that no Form 5 was required, Acrodyne believes that all such persons subject to the reporting requirements of
Section 16(a) filed all required reports on a timely basis during the past fiscal year.

                                 OTHER MATTERS

         The Board of Directors does not know of any matters other than the foregoing that are expected to be presented for consideration at the Meeting. However, if other matters properly come before the Meeting, the holders of proxies intend to vote on any such matters in accordance with their best judgment.


                               By Order of the Board of Directors,


                               /s/ Martin J. Hermann
                               ------------------------------------------
                               Martin J. Hermann, Secretary

Blue Bell, Pennsylvania
December ___, 1998

                      Appendix I - Subscription Agreement

                             SUBSCRIPTION AGREEMENT


NOTE: THREE COMPLETED AND EXECUTED COPIES OF THIS SUBSCRIPTION AGREEMENT MUST BE
 RETURNED, AND THE ENTIRE PURCHASE PRICE FOR THE SECURITIES SUBSCRIBED FOR MUST
          BE PAID AS SET FORTH HEREIN, TO SUBSCRIBE FOR THIS OFFERING.

                Name of Investor: Sinclair Broadcast Group, Inc.

-------------------------------------------------------------------------------
                        Number of Shares of Common Stock,
         $0.01 par value, at $3.00 per Share: 1,431,333 in the aggregate

                  Warrants to Purchase Shares of Common Stock,
                 at $3.00 per Share: 2,000,000 in the aggregate

                  Warrants to Purchase Shares of Common Stock, at $3.00 per Share: 719,225 in the aggregate

                      Aggregate Purchase Price: $4,000,000
-------------------------------------------------------------------------------
                               ___________________

-------------------------------------------------------------------------------
                  Warrants to Purchase Shares of Common Stock,
            from $3.00 to $6.00 per Share: 6,000,000 in the aggregate

                            Purchase Price: $300,000
-------------------------------------------------------------------------------

                               ___________________


                        Total Purchase Price: $4,300,000

                               ___________________


     SUBSCRIPTION AGREEMENT, dated as of November 23, 1998, (this "Agreement") by and among Acrodyne Communications, Inc., a Delaware corporation (the "Company"), and Sinclair Broadcast Group, Inc., a Maryland corporation (the "Investor").


                              W I T N E S S E T H:

     WHEREAS, the Company desires to sell to the Investor, and the Investor desires to purchase from the Company, for an aggregate purchase price of Four Million Dollars ($4,000,000), (i) 1,431,333 shares of the Company's common stock, par value $0.01 per share (the "Common Stock" and, together with the Warrants (as defined below), the "Securities"), (ii) warrants to purchase up to 2,000,000 shares of the Company's common stock at a purchase price of $3.00 per share (the "Investor Warrants"), which warrants are subject to certain vesting requirements described therein, and (iii) warrants to purchase up to 719,225 shares of the Company's common stock at a purchase price of $3.00 per share (the "Anti-Dilution Warrants"), which warrants are subject to certain limitations on exercise described therein; and

     WHEREAS, the Company desires to sell to the Investor, and the Investor desires to purchase from the Company, for an aggregate purchase price of Three Hundred Thousand Dollars ($300,000), warrants to purchase up to 6,000,000 shares of the Company's common stock at a purchase price of between $3.00 and $6.00 per share (the "Bonus Warrants" and, together with the Investor Warrants and the Anti-Dilution Warrants, the "Warrants"), which warrants are subject to certain limitations on exercise described therein; and

     WHEREAS, the Company is described in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997 and Quarterly Reports on Form 10-QSB for the fiscal quarters ended June 30, 1998 and September 30, 1998 (collectively the "Reports") on file with the Securities and Exchange Commission (the "SEC");

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Subscription and Payment. Subject to the terms and conditions herein set forth, the Investor hereby subscribes for the Securities. The Investor agrees to deliver to the Company at the Closing (as defined below) the aggregate purchase price of Four Million Three Hundred Thousand Dollars ($4,300,000), payable in immediately available funds (the "Purchase Price"), for the Securities subscribed for hereby.

     2. Closing. The closing (the "Closing") of the purchase and sale of the Securities (the "Offering") will occur at the offices of Gibson, Dunn & Crutcher LLP, 200 Park Avenue, New York, New York 10166 no earlier than January 4, 1999, and within five (5) business days of the date on which the last of the closing conditions specified in Sections 12, 13 and 14 of this Agreement has been satisfied or waived (any such date, the "Closing Date"); provided, however, that if the Closing has not occurred on or before the ninetieth day after the date hereof, then this Agreement will terminate unless the parties agree otherwise in writing. At the Closing, the Company will deliver to the Investor (a) one executed copy of this Agreement; (b) a stock certificate representing the Investor's ownership of the Common Stock subscribed for hereby; (c) one executed copy of the Investor Agreement (as defined herein); (d) one executed copy of each of the Investor Warrant, the Anti-Dilution Warrant and the Bonus Warrant; and (e) such other Closing deliveries as are otherwise required by this Agreement.

     3. Representations and Warranties of Investor. The Investor hereby represents and warrants to the Company that:

     (a) It is an "accredited investor" as that term is defined in Rule 501(a) under the Securities Act of 1933, as amended (the "Act").

     (b) It has the requisite knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in the Company.

     (c) It has received and read the Reports and has evaluated the risks of investing in the Company.

     (d) It has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the Offering and to obtain additional information necessary to verify the accuracy of the information contained in the Reports or such other information as it desired in order to evaluate its investment.

     (e) In making its decision to purchase the Securities herein subscribed for, it has relied solely upon the Reports, the representations, warranties, agreements, undertakings and acknowledgments of the Company in this Agreement, and independent investigations made by the Investor.

     (f) It understands that an investment in the Company involves certain risks and it has taken full cognizance of and understands such risks, including those set forth in the Reports.

     (g) It understands that the Securities have not been registered under the Act, and agrees that the Securities may not be sold, offered for sale, transferred, pledged, hypothecated or otherwise disposed of except in compliance with the Act and subject to the terms of this Agreement.

     (h) It understands that no federal or state agency has made any finding or determination as to the fairness for investment in, or any recommendation or endorsement of, the Securities.

     (i) The Securities herein subscribed for are being acquired by it in good faith solely for its own account, for investment purposes and not with a view to subdivision, distribution or resale, and the Investor will not sell or otherwise dispose of any of the Securities, unless:

          (i) it has advised the Company in writing that it intends to dispose of such Securities in a manner to be described in such advice, and counsel reasonably acceptable to the Company and has delivered to the Company an opinion that registration is not required under the Act or under any applicable securities laws of any jurisdiction; or

          (ii) a registration statement on an appropriate form under the Act, or a post-effective amendment to such registration statement, covering the proposed sale or other disposition of such Securities is in effect under the Act and such Securities have been registered or qualified under applicable securities laws of any jurisdiction.

     (j) The Investor undertakes to notify the Company as soon as practicable of any material change in any representation, warranty or other information relating to the Investor set forth herein which occurs prior to the Closing in order to insure compliance of the Investor with the terms of this Agreement.

     (k) The Investor acknowledges and agrees that the certificates representing the Common Stock and certificates representing any common stock purchased through the exercise of any Warrant will bear the following legend (unless not required under the Act):

          "The securities represented by this certificate have not been registered under the Securities Act of 1933 and may not be sold, exchanged, hypothecated or transferred in any manner except in compliance with that certain Subscription Agreement dated as of [the date hereof] among the Company and certain stockholders of the Company."

     (l) The Investor also acknowledges that the Company may place a stop transfer order against transfer of any of the Securities or any common stock purchase through the exercise of any Warrant, if necessary in the Company's reasonable judgment in order to assure compliance by the Investor with the terms of this Agreement.

     (m) The Investor represents and warrants that (i) the individual executing this Agreement has appropriate authority to act on behalf of the Investor and
(ii) the Investor was not specifically formed to acquire the Securities subscribed for hereby.

     (n) The foregoing representations, warranties, agreements, undertakings and acknowledgments are made by the Investor with the intent that they be relied upon in determining its suitability as a purchaser of the Securities.

     4. Representations and Warranties of the Company. The Company represents and warrants to the Investor that:

     (a) The Company has duly filed with the SEC all reports required by the Securities Exchange Act of 1934 (the "Exchange Act"). The Company has furnished to the Investor true and correct copies of the Reports. The Reports do not, as of the date on which they were signed, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (b) The financial statements (including the related notes) of the Company included in the Reports present fairly the financial position of the Company as of the dates indicated and its results of operations for the periods specified therein. All such financial statements have been prepared in accordance with generally accepted accounting principles on a basis consistently applied.

     (c) Except as disclosed in the Reports, the Company does not have any subsidiaries. The Company has been duly organized and validly existing as a corporation in good standing under the laws of its jurisdiction of organization, with full power and authority (corporate and other) to own its properties and conduct its business as described in the Reports, and is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it makes such licenses, certificates and permits from governmental authorities necessary for the conduct of its business as described in the Reports.

     (d) The authorized and outstanding capital stock of the Company is described on Schedule 4(d) attached hereto. Except as described on Schedule 4(d), there are no outstanding options, offers, warrants, conversion rights or other rights to subscribe for or to purchase from the Company any of its capital stock. The Company has all requisite power and authority to issue, sell and deliver the Common Stock and the Warrants in accordance with and upon the terms and conditions set forth in this Agreement; and all corporate action required to be taken by the Company for the due and proper authorization, issuance, sale and delivery of the Common Stock and the Warrants has been validly and sufficiently taken. The outstanding shares of Common Stock are, and the shares of common stock purchasable upon exercise of the Warrants in accordance with their respective terms will be, when issued, duly authorized, validly issued, fully paid and nonassessable.

     (e) Except as set forth in this Agreement, or as described in the Reports, subsequent to the respective dates as of which information is given in the Reports, the Company has not incurred any material liability or obligation, direct or contingent, or entered into any material transaction, whether or not in the ordinary course of business, and there has not been any material change on a consolidated basis in the capital stock, or any material increase in the short-term debt or long-term debt, or any material adverse change in the condition (financial or other), business, key personnel, properties or results of operations of the Company.

     (f) The Company is not in violation of its Certificate of Incorporation or Bylaws or in default in the performance of any material obligation contained in any material agreement, indenture or other instrument. The performance by the Company of its obligations under this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach of the Certificate of Incorporation or Bylaws of the Company, or any material agreement, indenture, indebtedness, loan agreement or revolving credit agreement or other instrument to which the Company is a party or by which it is bound, or any law, rule, administrative regulation or decree of any court or governmental authority having jurisdiction over the Company or its properties, or result in the creation or imposition of any material lien, charge, claim or encumbrance upon any property or asset of the Company. Except as required by the Act and applicable state securities or blue sky laws, no consent, approval, authorization or order of any court or governmental authority is required in connection with the consummation of the transactions contemplated by this Agreement. The rights granted to the Investors hereunder do not in any way conflict with and are not inconsistent with any rights granted to the holders of the Company's securities or debt instruments.

     (g) The Common Stock and the common stock purchasable upon exercise of the Warrants, upon such purchase, will conform to the description thereof contained in the Reports. There are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of common stock pursuant to the Company's Certificate of Incorporation or Bylaws or any agreement or other instrument to which the Company is a party, other than those which have been waived. Neither the Offering nor the sale of the Securities as contemplated in this Agreement gives rise to any rights for or relating to the registration of any shares of common stock.

     (h) The Company has full right, power and authority to enter into this Agreement and this Agreement has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms.

     (i) Except as otherwise stated in the Reports, the Company (i)has good and marketable title (in fee simple, in the case of real property), free and clear of all liens and encumbrances, to all of the material real and personal property described in the Reports as being owned by it, except for any liens and encumbrances which are not material in the aggregate and do not materially interfere with the conduct of the business of the Company and (ii) has valid leases to the material real property described in the Reports as under lease to it with such exceptions as do not materially interfere with the conduct of the business of the Company.

     (j) Except as set forth in the Reports, there are no actions, suits or proceedings pending before or by any court or governmental agency or authority, or any arbitrator, which seek to restrain or prohibit the consummation of the transactions contemplated hereby or which might reasonably be expected to result in any material adverse change in the condition (financial or other), business or results of operations of the Company and, to the Company's knowledge, no such action, suit or proceeding has been threatened. For purposes of this Agreement, "Company's knowledge" of any fact or matter shall mean the actual knowledge of Robert Mancuso and Ronald Lanchoney after having undertaken inquiry that is reasonable under the circumstances as to the existence or non-existence of such fact or matter.

     (k) The Company is not in violation of any law, ordinance, governmental rule or regulation or court degree to which it may be subject and the Company has not failed to obtain any license, permit, franchise or other governmental authorization necessary to the ownership of its property or to the conduct of its business, which violation or failure to obtain is likely to have a material adverse effect on the condition (financial or other), business or results of operations of the Company.

     (l) Neither the Company nor any of its officers, employees or other persons directly or indirectly affiliated with it has, either directly or through an agent, sold or offered for sale or solicited offers to subscribe for or buy, or approached potential investors for or otherwise negotiated in respect of, the Securities, other than with the Investors, and neither the Company nor any of its employees or other persons directly or indirectly affiliated with it has, either directly or through an agent, participated in the organization or management of any entity or has engaged or proposes during any time after the Closing to engage in any other activity, in a manner or under circumstances that would jeopardize the status of the Offering as an exempted transaction under the Act or under the laws of any state in which it is represented by the Company that the Offering may be made.

     (m) No person is entitled to receive any commission, fee or compensation from the Company for services rendered as placement agent or otherwise in connection with the offer or sale of the Common Stock pursuant to the Offering, except for Southeast Research Partners, Inc., in accordance with the letter agreement attached hereto as Schedule 4(m).

     5. Covenants of Both Parties. The Company and the Investor agree as follows:

     (a) The parties hereto shall cooperate in preparing and filing, as soon as practicable after the execution of this Agreement, all necessary Pre-Merger Notification Reports under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder (the "HSR Act") with the United States Federal Trade Commission (the "FTC") and the Antitrust Division of the United States Justice Department (the "Antitrust Division"). The parties shall also cooperate in providing any additional information requested by the FTC or Antitrust Division in connection with such Pre-Merger Notification Reports. The Investor shall be responsible for paying the filing fee associated with any such necessary Pre-Merger Notification Reports.

     (b) The Company shall obtain all necessary state securities law or "Blue Sky" permits and approvals necessary to carry out the transactions contemplated by this Agreement and the Investor shall furnish all information concerning the Company as may be reasonably requested in connection with any such action.

     (c) Each party hereto shall promptly notify the other of any actions, suits, claims, investigations or proceedings commenced or, to its knowledge, threatened against, relating to or involving or otherwise affecting either party which, if pending on the Closing Date, would have been required to have been disclosed by this Agreement, or which relate to the consummation of the transactions contemplated by this Agreement.

     6. Covenants of the Company. The Company covenants with the Investor that:

     (a) As promptly as practicable after the execution of this Agreement, the Company shall (i) call a meeting of its stockholders for the purpose of voting on the transactions contemplated by this Agreement, including the amendment of the Articles of Incorporation to increase the amount of authorized common stock of the Company; and (ii) with the consultation of the Investor, prepare and file with the SEC a proxy statement and a form of proxy, in connection with the vote of the Company's stockholders with respect to the transactions contemplated by this Agreement (the "Proxy Statement"). Subject to the complete discharge of the fiduciary duties of the board of directors of the Company to its stockholders, the Company shall use its best efforts to solicit from stockholders of the Company proxies in favor of the approval and adoption of the transactions contemplated by this Agreement and to secure the vote or consent of stockholders required by applicable law to approve and adopt the transactions contemplated by this Agreement, including the amendment of the Articles of Incorporation to increase the amount of authorized common stock of the Company, unless otherwise required by the applicable fiduciary duties of the directors of the Company, as determined by such directors in good faith after consultation with independent legal counsel (which may include the Company's regularly engaged legal counsel).

     (b) The Company will, so long as the Investor is the holder of Common Stock or unexercised Warrants, furnish to the Investor, as soon as practicable after the end of each fiscal year, an annual report with respect to such year (including financial statements audited by independent public accountants) and, as soon as practicable after the end of each quarterly period (other than the last quarterly period) of each fiscal year, a statement (which need not be audited) of the results of operations of the Company for such period, and, to the extent not otherwise furnished, promptly upon the filing thereof, copies of all reports filed by the Company with the SEC pursuant to the Exchange Act.

     (c) So long as the Investor is the holder of Common Stock or unexercised Warrants, the Company will permit any person designated by the Investor in writing, at the sole expense of the Investor, to visit and inspect any of the properties and books of account of the Company and to discuss its affairs, finances and accounts with the principal officers of the Company, all at such reasonable times and at such reasonable intervals as the Investor may reasonably request.

     (d) The Company will at all times keep in reserve the number of shares of its common stock purchasable from time to time upon the exercise of all the outstanding Warrants.

     (e) So long as the Investor is the holder of Common Stock or unexercised Warrants, the Company will use its best efforts to continue its existence, pay all applicable taxes and comply with all applicable laws.

     (f) The Company undertakes to notify the Investor as soon as practicable of any material change in any representation, warranty or other information relating to the Company set forth herein which occurs prior to the Closing.

     (g) Neither the Company nor any of its employees or other persons directly or indirectly affiliated with it will engage in any activity that would jeopardize the status of the Offering as an exempt transaction under the Act or under the laws of any state in which the Offering is made.

     (h) The Company acknowledges that the representations, warranties, agreements, undertakings and acknowledgments are made by the Company with the intent that they be relied upon by each Investor in determining whether to invest in the Securities.

     7. Covenants of the Investor.

     (a) The Investor covenants with the Company that, until the date of the first anniversary of this Agreement, Investor will not, without the prior written approval of the Company, (i) offer for sale, sell, transfer (including by way of gift), tender, pledge, encumber or otherwise subject to a lien, assign or otherwise dispose of, enforce or permit the execution of the provisions of any redemption agreement with the Company or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale transfer, tender, pledge, encumbrance, or other disposition of, or exercise any discretionary powers to distribute (collectively, "Transfer") any Securities or common stock purchasable upon the exercise of any Warrant, except that the Investor may, upon not less than ten
(10) days notice to the Company, include the Securities in any general pledge or security interest granted to a lender in the assets of the Investor or (ii) other than as contemplated by the Investment Agreement, grant any proxies or powers of attorney, deposit into a voting trust or enter into a voting agreement with respect to any Securities or common stock purchasable upon the exercise of any Warrant. The foregoing restrictions shall apply equally to the 800,000 shares of Common Stock being purchased by the Investor at the Closing, as contemplated in Section12(c).

     (b) The Investor covenants with the Company that any proprietary or non-public information made available to the Investor or its representatives by the Company shall be kept as confidential and shall not be disclosed or used for any purpose other than the evaluation of the Investor's investment in the Company.

     8. Registration Rights.

     (a) "Registration Period" means the period between the date of this Agreement and the earlier of (i) the date on which all of the Securities and the common stock purchasable upon the exercise of any Warrant (collectively, the "Registrable Securities") have been sold in transactions where the transferee is not subject to securities law resale restrictions and (ii) the date on which the Registrable Securities (in the opinion of Investor's counsel) may be immediately sold without registration and free of restrictions on transfer.

     (b) "Registration Statement" means a registration statement of the Company filed with the Securities and Exchange Commission (the "SEC") under the Securities Act.

     (c) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act and applicable rules and regulations thereunder and pursuant to Rule 415 under the Securities Act, and the declaration or ordering of effectiveness of such Registration Statement by the SEC.

     (d) Within ninety (90) days following the Closing Date, the Company will prepare and file with the SEC a Registration Statement on Form S-3 or other appropriate form promulgated by the SEC, registering all of the Registrable Securities for resale. To the extent allowable under the Securities Act and the Rules promulgated thereunder, the Registration Statement will include the Registrable Securities and such indeterminate number of additional shares of common stock as may become issuable pursuant to this Agreement and/or upon exercise of the Warrants to prevent dilution resulting from stock splits, stock dividends or similar transactions. The Registration Statement (and each amendment or supplement thereto) will be provided to, and subject to the reasonable approval of, the Investors and their counsel. The Company will use its best efforts to cause such Registration Statement to be declared effective by the SEC as soon as practicable after filing. Such best efforts will include, but not be limited to, promptly responding to all comments received from the staff of the SEC. Should the Company receive notification from the SEC that the Registration Statement will receive no action or no review from the SEC, the Company will cause such Registration Statement to become effective within five
(5) business days of such SEC notification. Once declared effective by the SEC, the

Company will cause such Registration Statement to remain effective throughout the Registration Period.

     (e) The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) filed by the Company may not contain any untrue statements of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The Company will prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period and, during such period, will comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the sellers thereof as set forth in the Registration Statement.

     9. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

     (a) To the extent permitted by law, the Company will indemnify and hold harmless the Investor who holds such Registrable Securities, the directors, if any, of such Investor, the officers, if any, of such Investor, each person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act, any underwriter (as defined in the Securities Act) for the Investor, the directors, if any, of such underwriter and the officers, if any, of such underwriter, and each person, if any, who controls any such underwriter within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims, damages, expenses or liabilities (joint or several) (collectively "Claims") to which any of them become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law or any rule or regulation (the matters in the foregoing clauses
(i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in Section9(c) with respect to the number of legal counsel, the Company shall reimburse the Investor and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section9(a): (A) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to this Agreement hereof; (B) with respect to any preliminary prospectus shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if a prospectus was timely made available by the Company pursuant to this Agreement; and (C) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Persons and shall survive the transfer of the Registrable Securities by the Investors to this Agreement.

     (b) In connection with any Registration Statement in which the Investor is participating, the Investor agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in Section9(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by the Investor expressly for use in connection with such Registration Statement, and the Investor will promptly reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section9(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Investor, which consent shall not be unreasonably withheld; provided, further, that the Investor shall be liable under this Section9(b) for only that amount of a Claim as does not exceed the net proceeds to the Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investor pursuant to this Agreement. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section9(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

     (c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 9 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section9, deliver to the indemnifying party a written notice of the commencement thereof and this indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying parties; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section9, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section9 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable. The provisions of this Section9 shall survive the termination of this Agreement.

     10. Contribution. If the indemnification provided for in Section9 herein is unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein (other than by reason of the exceptions provided therein), then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities as between the Company on the one hand and the Investor on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of the Investor in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Investor on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Investor.

     In no event shall the obligation of any Indemnifying Party to contribute under this Section10 exceed the amount that such Indemnifying Party would have been obligated to pay by way of indemnification if the indemnification provided for under Sections 9(a) or 9(b) hereof had been available under the circumstances.

     The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this Section10 were determined by pro rata allocation (even if the Investors or the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraphs. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraphs shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this section, neither the Investor or any underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of the Investor, the net proceeds received by the Investor from the sale of Registrable Securities or (ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that the Investor or such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     11. Assignment of Registration Rights. The rights to have the Company register Registrable Securities pursuant to this Agreement will be automatically assigned by the Investor to transferees or assignees of all or any portion of such securities only if:

     (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment,

     (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned,

     (c) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws,

     (d) at or before the time the Company received the written notice contemplated by clause (b) of this Section 11, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein,

     (e) such transfer will have been made in accordance with the applicable requirements of the Agreement, and

     (f) such transferee will be an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

     12. Conditions to Both Parties Obligations. Both parties' respective obligations under this Agreement are subject to the satisfaction of the following conditions on or before or simultaneously with the Closing:

     (a) Any waiting period applicable to the consummation of the Offering contemplated under the HSR Act shall have expired or have been terminated, and any other notice or approvals to or of any federal, state or foreign governmental authority with respect to the Offering shall have been either filed, in the case of notices, or received, in the case of approvals.

     (b) The transactions contemplated by this Agreement shall have been approved and adopted by the (i) the Board of Directors of the Company; and (ii) holders of a majority of the outstanding shares of the Company's common stock in accordance with the Company's Articles of Incorporation and the General Corporation Law of the State of Delaware.

     (c) The transactions contemplated by that Stock Purchase Agreement of even date herewith, by and among Sinclair Broadcast Group, Inc., Scorpion-Acrodyne Investors LLC, Newlight Associates (BVI) LP and Newlight Associates LP shall have been consummated at a closing thereunder.

     (d) The Financial Consulting Agreement dated October 24, 1997 by and between the Company and Scorpion Holdings, Inc. shall have been terminated.

     (e) The Company's 326,530 issued and outstanding shares of Series A Convertible Redeemable Preferred Stock, par value $1.00 per share, shall have been redeemed.

     (f) The Company shall have executed and delivered to the Investor a copy of the Employment Agreement of even date herewith, between the Company and Robert Mancuso in the form attached hereto as Exhibit F.

     (g) No federal, state or foreign governmental authority or other agency or commission or court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, injunction or other order (whether temporary, preliminary or permanent) which remains in effect, and which has the effect of making the transactions contemplated hereby illegal or otherwise prohibiting consummation of the transactions contemplated by this Agreement.

     (h) If any of the conditions specified in this Section12 have not been fulfilled in all material respects when and as required by this Agreement to be fulfilled, either party may cancel this Agreement and all its respective obligations under this Agreement by notifying the other party of such cancellation in writing or by telegram or by facsimile at any time at or before the Closing and any such cancellation will be without liability or obligation of any party to any other party (except in the case of willful breach).

     13. Conditions of Investor Obligations. The Investor's obligations under this Agreement are subject to the accuracy of the representations and warranties of the Company made in Section 4 hereof in all material respects, to the performance by the Company of its other obligations under this Agreement to be performed at or prior to the Closing and to the following further conditions:

     (a) The Company shall have delivered to Investor a stock certificate representing the Investor's ownership of the Common Stock subscribed for hereby.

     (b) The Company shall have executed and delivered to Investor a copy of the Investment Agreement in the form attached hereto as Exhibit A.

     (c) The Company shall have executed and delivered to Investor the Investor Warrants in the form attached hereto as Exhibit B.

     (d) The Company shall have executed and delivered to Investor the Anti-Dilution Warrants in the form attached hereto as Exhibit C.

     (e) The Company shall have executed and delivered to Investor the Bonus Warrants in the form attached hereto as Exhibit D.

     (f) Investor shall have received an opinion of counsel from Gibson, Dunn & Crutcher LLP in the form attached hereto as Exhibit E.

     (g) At the Closing, the Investor will have received a certificate, dated the Closing Date and signed by the Chairman of the Board and President of the Company to the effect that:

          (i) The representations and warranties of the Company in this Agreement are true and correct in all material respects, as if made at and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date; and

          (ii) The signer of said certificate has carefully examined the Reports and after giving effect to all amendments or supplements thereto, on the Closing Date, such Reports does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading.

     (h) If any of the conditions specified in this Section13 have not been fulfilled in all material respects when and as required by this Agreement to be fulfilled, the Investor may cancel this Agreement and all its obligations under this Agreement by notifying the Company of such cancellation in writing or by telegram or by facsimile at any time at or before the Closing and any such cancellation will be without liability or obligation of any party to any other party (except in the case of willful breach).

     14. Conditions of Obligations of the Company. The obligations of the Company under this Agreement are subject to the accuracy of the representations and warranties of the Investor made in Section3 hereof in all material respects, to the performance by the Company of its other obligations under this Agreement to be performed at or prior to the Closing and to the following further conditions:

     (a) The Investor shall have executed and delivered to the Company a copy of the Investment Agreement in the form attached hereto as Exhibit A.

     (b) At the Closing, the Company will have received a certificate, dated the Closing Date and signed by an officer of the Investor to the effect that the representations and warranties of the Investor in this Agreement are true and correct in all material respects, as if made at and as of the Closing Date, and the Investor has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

     (c) If any of the conditions specified in this Section14 have not been fulfilled in all material respects when and as required by this Agreement to be fulfilled, the Company may cancel this Agreement and all its obligations under this Agreement by notifying the Investor of such cancellation in writing or by telegram or by facsimile at any time at or before the Closing and any such cancellation will be without liability or obligation of any party to any other party (except in the case of willful breach).

     15. Public Information. With a view to making available to the Investor the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

     (a) File with the SEC in a timely manner and make and keep available all reports and other documents required of the Company under the Exchange Act so long as the Company remains subject to such requirements and the filing and availability of such reports and other documents is required for the applicable provisions of Rule 144; and

     (b) Furnish to the Investor so long as the Investor holds Common Stock or unexercised Warrants, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration.

     16. Expenses. Except as otherwise provided in this Agreement, each party hereto will bear its own legal and other expenses incurred in connection with this Agreement and the transactions contemplated hereby.

     17. Notices.

     (a) Any notice required to be given or delivered to the Investor will be mailed first class, postage prepaid, return receipt requested, to:

                           Sinclair Broadcast Group, Inc.
                           2000 West 41st Street
                           Baltimore, Maryland
                           Attn:    President
                           with a copy to:

                           Thomas & Libowitz, P.A.
                           Suite 1100, 100 Light Street
                           Baltimore, Maryland 21202
                           Attn:    Steven A. Thomas, Esq.

     (b) Any notice required to be given or delivered to the Company will be mailed first class, postage prepaid, return receipt requested, to:

                           Acrodyne Communications, Inc.
                           516 Township Line Road
                           Blue Bell, PA  19422
                           Attn:    President

                           with a copy to:

                           Gibson, Dunn & Crutcher LLP
                           200 Park Avenue
                           New York, New York 10016
                           Attn:    Stephan H. Haimo, Esq.

     18. Survival of Representations and Warranties. All representations and warranties and agreements hereunder will survive execution of this Agreement and delivery of the Securities.

     19. Governing Law. This Agreement and the rights and obligations of the parties will be governed by and construed in accordance with the laws of the New York applicable to contracts made and to be performed wholly within that State.

                                             [Signature Page Follows]

     IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of the date first above written.

                                          SINCLAIR BROADCAST GROUP, INC.



                                          By:  /s/David B. Amy
                                               -----------------
                                               Name:David B. Amy
                                               Title:  Chief Financial Officer

                                          Address:
                                          2000 West 41st Street
                                          Baltimore, Maryland  21211

                                          Tax Identification Number:

                                          52-1494660


The terms of the foregoing including the subscription described therein are agreed to and accepted as of the date first above written:

ACRODYNE COMMUNICATIONS, INC.



By:  /s A. Robert Mancuso
     ------------------------
     Name:  A. Robert Mancuso
     Title: Chairman and President

                         Appendix II - Investor Warrant

                                WARRANT AGREEMENT

THE WARRANT REPRESENTED HEREBY AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, ASSIGNED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS, UNLESS THE COMPANY HAS RECEIVED THE WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH COUNSEL IS OF THE OPINION THAT SUCH SALE, ASSIGNMENT OR TRANSFER DOES NOT INVOLVE A TRANSACTION REQUIRING THE REGISTRATION OF SUCH SECURITY UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS.

            Right to Purchase up to 2,000,000 Shares of Common Stock
                        of Acrodyne Communications, Inc.

                          ACRoDyne COMMUNICATIONS, INC.

                          Common Stock Purchase Warrant

     ACRODYNE COMMUNICATIONS, INC., a Delaware corporation (the "Company"), having its principal executive offices at 516 Township Line Road, Blue Bell, Pennsylvania 19422, hereby certifies that, for value received, Sinclair Broadcast Group, Inc. or assigns (the "Holder" or "Holders"), having its address at c/o Sinclair Broadcast Group, Inc., 2000 West 41st Street, Baltimore, Maryland 21211, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 P.M., New York time, on [the Seventh Anniversary of the Closing Date of the Subscription Agreement], up to Two Million (2,000,000) fully paid and nonassessable shares of common stock of the Company (the "Shares") at the purchase price of Three Dollars ($3.00) per Share (the "Purchase Price").

     1. Exercise of Warrant.

     (a) Purchasable Shares. The number of Shares which may be purchased under this Warrant from time to time shall be in accordance with the schedule set forth below:

                                                        Cumulative Total of Shares purchasable
                           Date                                   under this Warrant
                           ----                         --------------------------------------
      From and after [the Closing Date]                                   666,666

      From and after [the First Anniversary of the
      Closing Date]                                                     1,333,333

      From and after [the Second Anniversary of the
      Closing Date]                                                     2,000,000

     Notwithstanding the foregoing, upon a Change of Control (as defined below), this Warrant shall be immediately exercisable in full. A "Change of Control" means the acquisition by any person or entity or combination thereof acting together, other than Sinclair Broadcast Group, Inc. and its affiliates, of the power to elect a majority of the board of directors of the Company.

     (b) Exercise. Commencing on the date of this Warrant or from time to time thereafter prior to the expiration hereof, this Warrant may be exercised in whole or in part, subject to this Section 1, by the Holder hereof by surrender of this Warrant, with the form of subscription attached as Exhibit A hereto duly executed by such Holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of Shares for which this Warrant is being exercised by the Purchase Price.

     (c) Trustee for Warrant Holders. In the event that a bank or trust company has been appointed as trustee for the holder of this Warrant pursuant to Section 3, such bank or trust company will have all the powers and duties of a warrant agent appointed pursuant to Section 10 and will accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this Section 1.

     2. Delivery of Stock Certificates on Exercise. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within ten
(10) days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by the Company of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable Shares to which such Holder is entitled upon such exercise.

     3. Adjustment for Reorganization, Consolidation or Merger.

     (a) Reorganization, Consolidation or Merger. In case, at any time or from time to time, the Company (i) effects a reorganization, (ii) consolidates with or merges into any other person or (iii) transfers all or substantially all of its properties or assets to any other person under any plan or arrangement then, in each such case, the Holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, will receive, in lieu of the Shares issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in Section 4.

     (b) Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, will at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the Holder of this Warrant after the effective date of such dissolution pursuant to this Section 3 to a bank or trust company, as trustee for the Holder of this Warrant, and will promptly notify each holder of the Warrants of the occurrence of any events specified in this
Section 3.

     (c) Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this
Section 3, this Warrant will continue in full force and effect and the terms hereof will be applicable to all securities and other property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and will be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person has expressly assumed the terms of this Warrant.

     4. Adjustments for Stock Dividends and Stock Splits. In the event that the Company (a) issues additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivides its outstanding shares of Common Stock or (c) combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, in each such event, the Purchase Price will, simultaneously with the happening of such event, be adjusted by multiplying the then prevailing Purchase Price by a fraction, the numerator of which will be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which will be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained will hereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, will be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The Holder of this Warrant will thereafter, on the exercise hereof as provided in Section 1, be entitled to receive that number of Shares determined by multiplying the number of Shares which would otherwise (but for the provisions of this Section
4) be issuable on such exercise, by a fraction of which (i) the numerator is the Purchase Price, which would otherwise (but for the provisions of this Section 4) be in effect, and (ii) the denominator is the Purchase Price in effect on the date of such exercise.

     5. Notices of Record Date, Etc.

     In the event of:

     (a) the Company's taking a record of the holders of its Common Stock (or other securities at the time receivable upon the exercise of the Warrant) for the purpose of entitling such holders to receive any dividend (other than a cash dividend payable out of earned surplus) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, or to receive any other right; or

     (b) any capital reorganization of the Company (other than a stock split or reverse stock split), any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a merger for purposes of change of domicile) or any conveyance of all or substantially all of the assets of the Company to another corporation; or

     (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company; then, and in each such case, the Company will mail or cause to be mailed to the Holder or Holders at the time outstanding a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right and the amount and character of such dividend, distribution or right or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any, is to be fixed, as to which the holders of record of Common Stock (or such other securities at the time receivable upon the exercise of the Warrant) will be entitled to exchange their shares of Common Stock (or such other securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice will be mailed at least twenty (20) days prior to the date therein specified and this Warrant may be fully exercised prior to said date during the term of the Warrant but no later than five days prior to said date.

     6. No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the holder of this Warrant. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any Shares receivable on the exercise of the Warrant above the amount payable therefor on such exercise and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Shares on the exercise of this Warrant from time to time outstanding.

     7. Reservation of Stock Issuable on Exercise of Warrant. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrant, all Shares from time to time issuable on the exercise of the Warrant.

     8. Exchange of Warrant. On surrender for exchange of this Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the Holder thereof a new Warrant or Warrants of like tenor, in the name of such Holder or as such Holder (on payment by such Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of Shares for which the Warrant or Warrants may still be exercised.

     9. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     10. Warrant Agent. The Company may, by written notice to each holder of a Warrant, appoint an agent for the purpose of issuing the Shares on the exercise of the Warrant pursuant to Section 1, exchanging this Warrant pursuant to
Section 8, and replacing this Warrant pursuant to Section 9, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, will be made at such office by such agent.

     11. Negotiability; Restrictions on Transfer; Warrant Holder Not Deemed Stockholder. This Warrant is issued upon the following terms, to all of which each Holder or owner hereof by the taking hereof consents and agrees:

     (d) No Holder of this Warrant will, as such, be entitled to vote or to receive dividends or to be deemed the Holder of any class of security that may at any time be issuable upon exercise of the Warrant for any purpose whatsoever, nor will anything contained herein be construed to confer upon such Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue or reclassification of stock, change of par value or change of stock to no par value, consolidation, merger or conveyance or otherwise), or to receive notice of meetings or to receive dividends or subscription rights, until such Holder has exercised the Warrant and been issued Shares in accordance with the provisions hereof; and

     (e) Neither this Warrant nor any Shares purchased pursuant to this Warrant have been registered under the Securities Act of 1933. Therefore, the Company may require, as a condition of allowing the transfer or exchange of this Warrant or such Shares, that the Holder or transferee of this Warrant or such Shares, as the case may be, furnish to the Company an opinion of counsel reasonably acceptable to the Company to the effect that such transfer or exchange may be made without registration under the Securities Act of 1933. The certificates evidencing the Common Stock issued on the exercise of the Warrant will bear a legend to the effect that the certificates have not been registered under the Securities Act of 1933.

     12. Further Assurances. The Company undertakes generally to execute all such agreements and other instruments and to do all such other acts as are necessary or appropriate (including, but not limited to, authorizing and issuing additional shares of stock of the Company) to give full effect to the terms, conditions and provisions of this Warrant and make it binding on the Company.

     13. Notices. All notices and other communications between the Company and the holder of this Warrant shall be mailed by first class mail, postage prepaid, at such addresses listed above, or as may have been subsequently furnished to the other party in writing.

     14. Definitions. As used herein, the following terms, unless the context otherwise requires, have the following respective meanings:

     (a) The term "Company" includes Acrodyne Communications, Inc., and any corporation which succeeds or assumes the obligations of the Company thereunder.

     (b) The term "Common Stock" includes (i) the Company's common stock, $.01 par value per share, as authorized on the date hereof, (ii) any other capital stock of any class or classes (however designated) of the Company, authorized on or after such date, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference and (iii) any other securities into which or for which any of the securities described in (i) or
(ii) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

     15. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant will be construed and enforced in accordance with and governed by the laws of the State of New York. The headings in this Warrant are for purposes of reference only, and will not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. The invalidity or unenforceability of any provision thereof will in no way affect the validity or enforceability of any other provision.

     16. Expiration. The right to exercise this Warrant will expire at 5:00 P.M., New York time, on [the Seventh Anniversary of the Closing Date].

Dated: ______________________









                                          ACRODYNE COMMUNICATIONS, INC.



                                          By:
                                              ----------------------------------
                                              Name: A. Robert Mancuso
                                              Title:   Chairman and President

(Corporate Seal)

                      Appendix III - Anti-Dilution Warrant

                                WARRANT AGREEMENT

THE WARRANT REPRESENTED HEREBY AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, ASSIGNED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS, UNLESS THE COMPANY HAS RECEIVED THE WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH COUNSEL IS OF THE OPINION THAT SUCH SALE, ASSIGNMENT OR TRANSFER DOES NOT INVOLVE A TRANSACTION REQUIRING THE REGISTRATION OF SUCH SECURITY UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS. THIS WARRANT MAY NOT BE ASSIGNED, TRANSFERRED, OR SOLD WITHOUT THE COMPANY'S WRITTEN CONSENT.

             Right to Purchase up to 719,225 Shares of Common Stock
                        of Acrodyne Communications, Inc.

                          ACRODYNE COMMUNICATIONS, INC.

                          Common Stock Purchase Warrant

     ACRODYNE COMMUNICATIONS, INC., a Delaware corporation (the "Company"), having its principal executive offices at 516 Township Line Road, Blue Bell, Pennsylvania 19422, hereby certifies that, for value received, Sinclair Broadcast Group, Inc., or assigns (the "Holder" or "Holders"), having its address at c/o Sinclair Broadcast Group, Inc., 2000 West 41st Street, Baltimore, Maryland 21211, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 P.M., New York time, [the Seventh Anniversary of the Closing Date of the Subscription Agreement], up to Seven Hundred Thirteen Thousand One Hundred (719,225) fully paid and nonassessable shares of common stock of the Company (the "Shares" and each, a "Share") at an exercise price of Three Dollars ($3.00) per Share (the "PURCHASE Price"). This Warrant is issued in connection with that certain Subscription Agreement dated as of November 23, 1998, (the "Subscription Agreement") by and between Company and Holder. Capitalized terms used herein but not defined have the same definition as used in the Subscription Agreement.

     1. Exercise of Warrant.

        (a) Exercise Rights. From time to time, until the expiration of this Warrant, the Holder shall have the right to purchase a number of Shares under this Warrant calculated from the formula set forth below:


        (1)"Holder's Shares" = (1)"Holder's Shares" + (3) "Anti-Dilution Shares"
        (2)[____________] (2)[_____________] + (4)"Exercised Options & Warrants"
        +(3)"Anti-Dilution Shares"

1. "Holder's Shares" are the number of shares of the Company's common stock issued to Holder under the Subscription Agreement which the Holder owns at the time of exercise of this Warrant. If Holder has sold or purchased additional shares of the Company's common stock since the Closing of the Subscription Agreement (including through the exercise of any warrant other than this Warrant, but excluding those 800,000 shares purchased under that certain Stock Purchase Agreement dated as of ____________, by and among Sinclair Broadcast Group, Inc., Scorpion-Acrodyne Investors LLC, Newlight Associates (BVI) LP and Newlight Associates LP), then "Holder's Shares" shall be computed on a first-in, first-out basis (FIFO).

2. This number will be equal to the number of shares of the Company's common stock outstanding on the Closing Date. [Currently 5,331,670].

3. "Anti-Dilution Shares" are the number of Shares which the Holder may purchase under this Warrant.

4. "Exercised Options & Warrants" are those options and warrants listed on Exhibit B attached hereto (the "Options & Warrants") which have been exercised or converted into Common Stock.

        (b) Reduction of Outstanding Shares. In the event any Options & Warrants are redeemed, canceled, forfeited or otherwise terminated in accordance with the terms of the agreements governing such Options & Warrants, then the number of Shares issuable under this Warrant and/or the Purchase Price herein shall be adjusted proportionately as at the effective date of such occurrence.

        (c) Anti-Dilution Provision. In case of any reclassification, stock split, capital reorganization, stock dividend or other event which causes the Company to make provisions for the adjustment in the number of shares of Common Stock issuable under the Options & Warrants and/or in the exercise price of the Options & Warrants, then the number of Shares issuable under this Warrant and/or the Purchase Price herein shall be adjusted proportionately as at the effective date of such occurrence.

        (d) Exercise of Warrant. The Company shall give the Holder reasonable notice in writing of the proposed exercise of any Options & Warrants (the "Notice"), which Notice shall state (i) the name of the party proposing to exercise an Option & Warrant; (ii) the number of shares to be issued under such Option & Warrant; (iii) the consideration to be paid by such party for such shares; (iv) the number of exercisable Shares authorized to be issued under this Warrant and (v) the consideration to be paid by the Holder for such Shares. Within thirty (30) days of the Notice (the "Exercise Period"), the Holder shall exercise its rights to purchase Shares under this Warrant by surrender of this Warrant, with the form of subscription attached as Exhibit A hereto duly executed by such Holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of Shares for which this Warrant is being exercised by the Purchase Price then in effect. Any portion of exercisable Shares under this Warrant, not exercised within the Exercise Period, shall be deemed canceled.

        (e) Trustee for Warrant Holders. In the event that a bank or trust company has been appointed as trustee for the Holder of this Warrant pursuant to
Section 3, such bank or trust company will have all the powers and duties of a Warrant agent appointed pursuant to Section 10 and will accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this Section 1.

     2. Delivery of Stock Certificates on Exercise. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within ten
(10) days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by the Company of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable Shares to which such Holder is entitled upon such exercise.

     3. Adjustment for Reorganization, Consolidation or Merger.

        (a) Reorganization, Consolidation or Merger. In case, at any time or from time to time, the Company (i) effects a reorganization, (ii) consolidates with or merges into any other person or (iii) transfers all or substantially all of its properties or assets to any other person under any plan or arrangement then, in each such case, the Holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, will receive, in lieu of the Shares issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in Section 4.

        (b) Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, will at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the Holder of this Warrant after the effective date of such dissolution pursuant to this Section 3 to a bank or trust company, as trustee for the Holder of this Warrant, and will promptly notify each Holder of the Warrants of the occurrence of any events specified in this Section 3.

        (c) Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant will continue in full force and effect and the terms hereof will be applicable to all securities and other property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and will be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person has expressly assumed the terms of this Warrant.

     4. Adjustments for Stock Dividends and Stock Splits. In the event that the Company (a) issues additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivides its outstanding shares of Common Stock or (c) combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, in each such event, the Purchase Price will, simultaneously with the happening of such event, be adjusted by multiplying the then prevailing Purchase Price by a fraction, the numerator of which will be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which will be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained will hereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, will be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The Holder of this Warrant will thereafter, on the exercise hereof as provided in Section 1, be entitled to receive that number of Shares determined by multiplying the number of Shares which would otherwise (but for the provisions of this Section
4) be issuable on such exercise, by a fraction of which (i) the numerator is the Purchase Price which would otherwise (but for the provisions of this Section 4) be in effect, and (ii) the denominator is the Purchase Price in effect on the date of such exercise.

     5. Notices of Record Date, Etc.

     In the event of:

        (a) the Company's taking a record of the holders of its Common Stock (or other securities at the time receivable upon the exercise of the Warrant) for the purpose of entitling such holders to receive any dividend (other than a cash dividend payable out of earned surplus) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, or to receive any other right; or

        (b) any capital reorganization of the Company (other than a stock split or reverse stock split), any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a merger for purposes of change of domicile) or any conveyance of all or substantially all of the assets of the Company to another corporation; or

        (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company; then, and in each such case, the Company will mail or cause to be mailed to the Holder or Holders at the time outstanding a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right and the amount and character of such dividend, distribution or right or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any, is to be fixed, as to which the holders of record of Common Stock (or such other securities at the time receivable upon the exercise of the Warrant) will be entitled to exchange their shares of Common Stock (or such other securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice will be mailed at least twenty (20) days prior to the date therein specified and this Warrant may be fully exercised prior to said date during the term of the Warrant but no later than five (5) days prior to said date.

     6. No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any Shares receivable on the exercise of this Warrant above the amount payable therefor on such exercise and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Shares on the exercise of this Warrant from time to time outstanding.

     7. Reservation of Stock Issuable on Exercise of Warrant. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrant, all Shares from time to time issuable on the exercise of the Warrant.

     8. Exchange of Warrant. On surrender for exchange of this Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the Holder thereof a new Warrant or Warrants of like tenor, in the name of such Holder or as such Holder (on payment by such Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of Shares for which the Warrant or Warrants may still be exercised.

     9. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     10. Warrant Agent. The Company may, by written notice to each Holder of a Warrant, appoint an agent for the purpose of issuing the Shares on the exercise of the Warrant pursuant to Section 1, exchanging this Warrant pursuant to
Section 8 and replacing this Warrant pursuant to Section 9, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, will be made at such office by such agent.

     11. Restrictions on Transfer; Warrant Holder Not Deemed Stockholder. This Warrant is issued upon the following terms, to all of which each Holder or owner hereof by the taking hereof consents and agrees:

        (a) No Holder of this Warrant will, as such, be entitled to vote or to receive dividends or to be deemed the holder of any class of security that may at any time be issuable upon exercise of the Warrant for any purpose whatsoever, nor will anything contained herein be construed to confer upon such Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue or reclassification of stock, change of par value or change of stock to no par value, consolidation, merger or conveyance or otherwise), or to receive notice of meetings or to receive dividends or subscription rights, until such Holder has exercised the Warrant and been issued Shares in accordance with the provisions hereof; and

        (b) Neither transfer or assignment of this Warrant is permitted without the Company's written consent. Neither this Warrant nor any Shares purchased pursuant to this Warrant have been registered under the Securities Act of 1933. Therefore, the Company may require, as a condition of allowing the transfer or exchange of this Warrant or such Shares, that the Holder or transferee of this Warrant or such Shares, as the case may be, furnish to the Company an opinion of counsel reasonably acceptable to the Company to the effect that such transfer or exchange may be made without registration under the Securities Act of 1933. The certificates evidencing the common stock issued on the exercise of the Warrant will bear a legend to the effect that the certificates have not been registered under the Securities Act of 1933.

     12. Further Assurances. The Company undertakes generally to execute all such agreements and other instruments and to do all such other acts as are necessary or appropriate (including, but not limited to, authorizing and issuing additional shares of common stock of the Company) to give full effect to the terms, conditions and provisions of this Warrant and make it binding on the Company.

     13. Notices. All notices and other communications between the Company and the Holder of this Warrant shall be mailed by first class mail, postage prepaid, at such addresses listed above, or as may have been subsequently furnished to the other party in writing.

     14. Definitions. As used herein, the following terms, unless the context otherwise requires, have the following respective meanings:

         (a) The term "Company" includes Acrodyne Communications, Inc., and any corporation which succeeds or assumes the obligations of the Company thereunder.

         (b) The term "Common Stock" includes (i) the Company's common stock, $.01 par value per share, as authorized on the date hereof, (ii) any other capital stock of any class or classes (however designated) of the Company, authorized on or after such date, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference and (iii) any other securities into which or for which any of the securities described in (i) or
(ii) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

     15. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant will be construed and enforced in accordance with and governed by the laws of the State of New York. The headings in this Warrant are for purposes of reference only, and will not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. The invalidity or unenforceability of any provision thereof will in no way affect the validity or enforceability of any other provision.

     16. Expiration. The right to exercise this Warrant will expire at 5:00 P.M., New York time, on [the Seventh Anniversary of the Closing Date].

Dated:

                                            ACRODYNE COMMUNICATIONS, INC.



                                            By:
                                                -------------------------------
                                                Name:  A. Robert Mancuso
                                                Title: Chairman and President

(Corporate Seal)

                           Appendix IV - Bonus Warrant

                                WARRANT AGREEMENT

THE WARRANT REPRESENTED HEREBY AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, ASSIGNED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS, UNLESS THE COMPANY HAS RECEIVED THE WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH COUNSEL IS OF THE OPINION THAT SUCH SALE, ASSIGNMENT OR TRANSFER DOES NOT INVOLVE A TRANSACTION REQUIRING THE REGISTRATION OF SUCH SECURITY UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS.

            Right to Purchase up to 6,000,000 Shares of Common Stock
                        of Acrodyne Communications, Inc.

                          ACRODYNE COMMUNICATIONS, INC.

                          Common Stock Purchase Warrant

     ACRODYNE COMMUNICATIONS, INC., a Delaware corporation (the "Company"), having its principal executive offices at 516 Township Line Road, Blue Bell, Pennsylvania 19422, hereby certifies that, for value received, Sinclair Broadcast Group, Inc., or assigns (the "Holder" or "Holders"), having its address at c/o Sinclair Broadcast Group, Inc., 2000 West 41st Street, Baltimore, Maryland 21211, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 P.M., New York time, on [the Seventh Anniversary of the Closing Date of the Subscription Agreement], up to Six Million (6,000,000) fully paid and nonassessable shares of common stock of the Company (the "Shares," and each, a "Share") at the Purchase Price (as defined below).

     1. Exercise of Warrant.

        (a) The Holder of this Warrant may, from time to time, purchase up to an aggregate of 6,000,000 Shares, subject to the Company's realization of Incremental Sales (as defined herein) in any fiscal year of the Company beginning after December 31, 1998 (each a "Fiscal Year"). For each $20 of Incremental Sales in any Fiscal Year, the Holder shall be entitled to purchase One (1) Share under this Warrant. "Incremental Sales" for any Fiscal Year means the aggregate of (i) the Company's sales of Existing Products in such Fiscal Year which are in excess of the Company's sales as reflected in its audited annual statement of operations for Fiscal Year 1998 plus (ii) the Company's total sales of New Products in such Fiscal Year. "Existing Products" means VHF and UHF solid state translators and transmitters up to 10,000 watts and VHF and UHF tube products of tetrode and/or diacrode design from 1,000 watts to 300,000 watts. "New Products" means all products manufactured and sold by the Company after December 31, 1998, other than Existing Products.

        By way of illustration only, if the Company's sales in Fiscal Year 1998 as reflected in the Company's audited annual statement of operations are $14,000,000, and the Company's sales of Existing and New Products in Fiscal Year 2000 as reflected in the Company's audited annual statement of operations are $15,500,000 and $3,000,000 respectively, then the Incremental Sales for Fiscal Year 2000 will be $4,500,000 ($15,500,000 minus $14,000,000 = $1,500,000 plus
$3,000,000 from sales of New Products), and the Holder will be entitled to purchase up to 225,000 Shares under this Warrant, with respect to Fiscal Year 2000.

        (b) Purchase Price. The purchase price of each Share under this Warrant will be determined based upon the Fiscal Year in which the Incremental Sales were realized in accordance with the schedule set forth below (the "Purchase Price"):

       For Incremental Sales realized in:                     Price Per Share:

                Fiscal Year 1999                                   $3.00

                Fiscal Year 2000                                   $3.60

                Fiscal Year 2001                                   $4.32

                Fiscal Year 2002                                   $5.18

                Fiscal Year 2003 and Thereafter                    $6.00

        (c) Exercise. Subject to the foregoing, commencing on the date of this Warrant or from time to time thereafter prior to the expiration hereof, this Warrant may be exercised in whole or in part, by the Holder hereof by surrender of this Warrant, with the form of subscription attached as Exhibit A hereto, duly executed by such Holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of Shares for which this Warrant is being exercised by their respective Purchase Prices as described above.

        (d) Trustee for Warrant Holders. In the event that a bank or trust company has been appointed as trustee for the Holder of this Warrant, such bank or trust company will have all the powers and duties of a Warrant Agent appointed pursuant to Section 10 and will accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this Section 1.

     2. Delivery of Stock Certificates on Exercise. As soon as practicable after any exercise of this Warrant in full or in part, and in any event within ten
(10) days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by the Company of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable Shares to which such Holder is entitled upon such exercise.

     3. Adjustment for Reorganization, Consolidation or Merger.

        (a) Reorganization, Consolidation or Merger. In case, at any time or from time to time, the Company (i) effects a reorganization, (ii) consolidates with or merges into any other person or (iii) transfers all or substantially all of its properties or assets to any other person under any plan or arrangement, then, in each such case, the Holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, will receive, in lieu of the Shares issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in Section 4.

        (b) Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, will at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the Holder of this Warrant after the effective date of such dissolution pursuant to this Section 3 to a bank or trust company, as trustee for the Holder of this Warrant, and will promptly notify each Holder of the Warrants of the occurrence of any events specified in this Section 3.

        (c) Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant will continue in full force and effect and the terms hereof will be applicable to all securities and other property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and will be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person has expressly assumed the terms of this Warrant.

     4. Adjustments for Stock Dividends and Stock Splits. In the event that the Company (a) issues additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivides its outstanding shares of Common Stock or (c) combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, in each such event, the Purchase Price will, simultaneously with the happening of such event, be adjusted by multiplying the then prevailing Purchase Price by a fraction, the numerator of which will be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which will be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained will hereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, will be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The Holder of this Warrant will thereafter, on the exercise hereof as provided in Section 1, be entitled to receive that number of Shares determined by multiplying the number of Shares which would otherwise (but for the provisions of this Section
4) be issuable on
such exercise, by a fraction of which (i) the numerator is the Purchase Price which would otherwise (but for the provisions of this Section 4) be in effect, and (ii) the denominator is the Purchase Price in effect on the date of such exercise.

     5. Notices of Record Date, Etc.

     In the event of:

     (a) the Company's taking a record of the holders of its Common Stock (or other securities at the time receivable upon the exercise of the Warrant) for the purpose of entitling such holders to receive any dividend (other than a cash dividend payable out of earned surplus) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, or to receive any other right; or

     (b) any capital reorganization of the Company (other than a stock split or reverse stock split), any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a merger for purposes of change of domicile) or any conveyance of all or substantially all of the assets of the Company to another corporation; or

     (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company; then, and in each such case, the Company will mail or cause to be mailed to the Holder or Holders at the time outstanding a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right and the amount and character of such dividend, distribution or right or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any, is to be fixed, as to which the holders of record of Common Stock (or such other securities at the time receivable upon the exercise of the Warrant) will be entitled to exchange their shares of Common Stock (or such other securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice will be mailed at least twenty (20) days prior to the date therein specified and this Warrant may be fully exercised prior to said date during the term of the Warrant but no later than five (5) days prior to said date.

     6. No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any Shares receivable on the exercise of the Warrant above the amount payable therefor on such exercise and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Shares on the exercise of this Warrant from time to time outstanding.

     7. Reservation of Stock Issuable on Exercise of Warrant. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrant, all Shares from time to time issuable on the exercise of the Warrant.

     8. Exchange of Warrant. On surrender for exchange of this Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the Holder thereof a new Warrant or Warrants of like tenor, in the name of such Holder or as such Holder (on payment by such Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of Shares for which the Warrant or Warrants may still be exercised.

     9. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     10. Warrant Agent. The Company may, by written notice to each Holder of a Warrant, appoint an agent for the purpose of issuing Shares on the exercise of the Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 8, and replacing this Warrant pursuant to Section 9, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, will be made at such office by such agent.

     11. Negotiability; Restrictions on Transfer; Warrant Holder Not Deemed Stockholder. This Warrant is issued upon the following terms, to all of which each Holder or owner hereof by the taking hereof consents and agrees:

     (a) No Holder of this Warrant will, as such, be entitled to vote or to receive dividends or to be deemed the holder of any class of security that may at any time be issuable upon exercise of the Warrant for any purpose whatsoever, nor will anything contained herein be construed to confer upon such Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue or reclassification of stock, change of par value or change of stock to no par value, consolidation, merger or conveyance or otherwise), or to receive notice of meetings or to receive dividends or subscription rights, until such Holder has exercised the Warrant and been issued Shares in accordance with the provisions hereof; and

     (b) Neither this Warrant nor any Shares purchased pursuant to this Warrant have been registered under the Securities Act of 1933. Therefore, the Company may require, as a condition of allowing the transfer or exchange of this Warrant or such Shares, that the Holder or transferee of this Warrant or such Shares, as the case may be, furnish to the Company an opinion of counsel reasonably acceptable to the Company to the effect that such transfer or exchange may be made without registration under the Securities Act of 1933. The certificates evidencing the Shares issued on the exercise of the Warrant will bear a legend to the effect that the certificates have not been registered under the Securities Act of 1933.

     12. Further Assurances. The Company undertakes generally to execute all such agreements and other instruments and to do all such other acts as are necessary or appropriate (including, but not limited to, authorizing and issuing additional shares of stock of the Company) to give full effect to the terms, conditions and provisions of this Warrant and make it binding on the Company.

     13. Notices. All notices and other communications between the Company and the Holder of this Warrant shall be mailed by first class mail, postage prepaid, at such addresses listed above, or as may have been subsequently furnished to the other party in writing.

     14. Definitions. As used herein, the following terms, unless the context otherwise requires, have the following respective meanings:

          (a) The term "Company" includes Acrodyne Communications, Inc., and any corporation which succeeds or assumes the obligations of the Company thereunder.

          (b) The term "Common Stock" includes (i) the Company's common stock, $.01 par value per share, as authorized on the date hereof, (ii) any other capital stock of any class or classes (however designated) of the Company, authorized on or after such date, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and (iii) any other securities into which or for which any of the securities described in (i) or (ii) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

     15. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant will be construed and enforced in accordance with and governed by the laws of the State of New York. The headings in this Warrant are for purposes of reference only, and will not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. The invalidity or unenforceability of any provision thereof will in no way affect the validity or enforceability of any other provision.

     16. Expiration. The right to exercise this Warrant will expire at 5:00 P.M., New York time, on [the Seventh Anniversary of the Closing Date].

                            [Signature Page Follows]

                          ACRODYNE COMMUNICATIONS, INC.



                                            By: _______________________________
                                                Name:    A. Robert Mancuso
                                                Title:   Chairman and President

(Corporate Seal)

                       Appendix V - Investment Agreement

                                     FORM OF

                              INVESTMENT AGREEMENT


       INVESTMENT AGREEMENT (this "Agreement"), dated as of ____________, 1999, by and among Sinclair Broadcast Group, Inc., a Maryland corporation (the "Investor"), A. Robert Mancuso, an individual (the "Stockholder"), and Acrodyne Communications, Inc., a Delaware corporation (the "Company"). Capitalized terms used and not otherwise defined in this Agreement shall have the meanings assigned in the Subscription Agreement dated as of November 23, 1998 by and between the Investor and the Company (such agreement, as may be amended from time to time, the "Subscription Agreement").


                              W I T N E S S E T H:

       WHEREAS, concurrently herewith, (a) the parties hereto are executing the Subscription Agreement, pursuant to which, among other things, the Investor is agreeing to purchase from the Company, and the Company is agreeing to sell to the Investor, (i) 1,431,333 shares of common stock of the Company ("Common Stock"); and (ii) the Warrants which, in the aggregate and subject to certain conditions, are exercisable for the purchase of up to 8,719,225 shares of Common Stock; and (b) the Investor is acquiring an additional 800,000 shares of Common Stock from another party; and

       WHEREAS, the Investor, Company and the Stockholder wish to make provision for certain matters concerning the Company's governance as provided in this Agreement; and

       WHEREAS, as of the date hereof, each of the Investor and the Stockholder is the record and beneficial owner of the number of shares of Common Stock as set forth on Exhibit A hereto (such shares of Common Stock together with any shares of Common Stock hereafter acquired by either the Investor or the Stockholder in any capacity, whether upon exercise of stock options or warrants, the grant of additional options, conversion of convertible securities, purchase, exchange, dividend or otherwise, being referred to herein as the "Shares"); and

       WHEREAS, as a condition to the effectiveness of the Subscription Agreement, the Investor, the Stockholder and the Company are required to enter into, and have agreed to enter into, this Agreement;

         NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, agreements and covenants set forth herein and in the Subscription Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties hereto, each intending to be legally bound, hereby agrees as follows:

SECTION 1       DEFINITIONS

       As used in this Agreement:

       "Affiliate" means any Person controlled by, controlled or under common control with any other Person.

       "Beneficially own" or "Beneficial ownership" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the "Exchange Act"), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities beneficially owned by a Person shall include securities beneficially owned by all other Persons with whom such Person would constitute a "group" within the meaning of Section 13(d)(3) of the Exchange Act.

       "Business Day" shall mean a day on which banks are not required or authorized to be closed in the city of New York, New York.

       "Common Stock Equivalents" means, with respect to any holder, the number of shares of Common Stock owned by such holder and the number of shares of Common Stock into or for which any Convertible Securities owned by such holder shall be convertible, exchangeable or exercisable as of the date of determination thereof.

       "Convertible Securities" means, at any time, any options, warrants, convertible notes or other securities or rights exchangeable or exercisable, with or without the payment of additional consideration, into or for Common Stock, directly or indirectly.

       "New Securities" shall mean any Common Stock or Convertible Securities; provided, however, that New Securities shall not include:

          (a) Common Stock issued pursuant to any Convertible Securities outstanding on the date hereof;

          (b) Common Stock issued pursuant to any Convertible Securities issued after the date hereof, provided that the preemptive rights established by
     Section 5 of this Agreement applied with respect to the initial issuance by the Company of such Convertible Securities;

          (c) Common Stock issued pursuant to the Warrants; and

          (d) Common Stock issued pursuant to any grant of options under any stock option plan of the Company in effect on the date hereof or adopted by the Board of Directors hereafter.

       "Person" shall mean an individual, corporation, limited liability company, partnership, joint venture, association, trust, unincorporated organization or other entity.

SECTION 2      BOARD COMPOSITION;
               MANAGEMENT COMMITTEE; VOTING

       (a) Board of Directors. The Stockholder and the Investor shall vote their Shares in favor of the election of a board of directors of the Company (the "Board of Directors") consisting of seven (7) directors comprised as follows:

          (i) Three (3) directors shall be nominated by the Investor;

          (ii) Two (2) directors shall be nominated by the Stockholder; and

          (iii) Two (2) directors (the "Independent Directors") shall be nominated by mutual agreement of the Investor and the Stockholder. The Independent Directors shall each be a person who (A) is not an Affiliate of the Investor or the Stockholder and (B) does not have an employment or consulting relationship with, and is otherwise independent from, the Investor or the Stockholder and their respective Affiliates.

       (b) Removal of Directors. Either the Stockholder or the Investor may vote their Shares in favor of the removal of an Independent Director. Neither the Stockholder nor the Investor shall vote any Shares in favor of the removal of a director nominated solely by the other party hereunder unless the right of any such party to solely nominate such director shall no longer exist; provided, however, that upon the request of any party to remove a director previously designated for nomination solely by such party, the Stockholder and the Investor shall vote all of their Shares in favor of (i) the removal of such director and
(ii) the election of any replacement director as may be solely designated by such party; provided further, that any director may be removed for cause in accordance with applicable law, the provisions of this Agreement and the bylaws of the Company, provided that the party (or in the case of an Independent Director, the parties) that designated such director for nomination shall be entitled to designate a successor to such director and the Stockholder and the Investor shall vote all of their Shares in favor of the election of such replacement director.

       (c) Management Committee. So long as this Agreement is in effect, the Company, the Stockholder and the Investor agree that the day-to-day operations of the Company shall be conducted by a management committee (the "Management Committee") which shall consist of the following individuals:

          (i) An individual nominated by the Investor, who shall be the Chairman and which person shall initially be Nathaniel Ostroff;

          (ii) An individual nominated by the Stockholder, who shall be the Chief Executive Officer and which person shall initially be Robert Mancuso; and

          (iii) An individual nominated by the Investor with the consent of the Stockholder, who shall be the Chief Operating Officer.

       The Investor and the Stockholder shall each cause the directors nominated by them to vote in favor of and to maintain the composition of the Management Committee as set forth above, and to vote on the removal of members of the Management Committee as described in this paragraph. Neither the directors nominated by the Stockholder nor the directors nominated by the Investor shall vote in favor of the removal of a member of the Management Committee nominated solely by the other party hereunder unless the right of any such party to solely nominate such member of the Management Committee shall no longer exist; provided, however, that upon the request of any party to remove a member of the Management Committee previously designated for nomination solely by such party, the directors nominated by the Stockholder and the directors nominated by the Investor shall vote in favor of
(i) the removal of such member of the Management Committee and (ii) the election of any replacement member of the Management Committee as may be solely designated by such party; provided further, that any member of the Management Committee may be removed for cause in accordance with applicable law, the provisions of this Agreement and the bylaws of the Company, provided that the party (or in the case of the Chief Operating Officer, the parties) that designated such member for nomination shall be entitled to designate a successor to such member and the directors nominated by the Stockholder and the directors nominated by the Investor shall vote in favor of the election of such replacement member. As used herein "cause" means (A) gross negligence or willful misconduct which, if curable, is not cured within thirty (30) days' notice from the Board of Directors; (B) incapacity or disability which continues for more than one hundred and twenty (120) consecutive days; or (C) the conviction of a crime or felony in connection with the business or affairs of the Company.

       (d) Voting By the Investor; Proxy.

          (i) At any meeting of the stockholders of the Company or in connection with any written consent of the stockholders of the Company, the Investor shall vote (or cause to be voted) its Shares (A) in favor of the Stockholder's two nominees to the Board of Directors of the Company as contemplated by this Section 2, (B) otherwise in any manner necessary to maintain the composition and membership of the Board of Directors of the Company as provided in this Section 2, (C) in favor of any actions required in furtherance of this Agreement and the Subscription Agreement, and (D) against any action or agreement that is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, discourage, adversely affect, or prevent the consummation of the transactions contemplated by this Agreement and the Subscription Agreement (the "Transactions") or could reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Investor or the Company under the Subscription Agreement, this Agreement or the contemplated economic benefits of any of the foregoing. The Investor shall not vote its Shares in any manner that is inconsistent with the terms of this Agreement or the Subscription Agreement or enter into any agreement or understanding with any Person prior to the Termination Date to vote, commit, or agree to take any action or give instructions in any manner inconsistent with this Agreement or the Subscription Agreement.

          (ii) Proxy of the Investor. The Investor hereby grants to, and appoints the Stockholder, individually, the Investor's irrevocable proxy and attorney-in-fact (with full power of substitution) to vote the Shares as provided in this Section 2. The Investor intends this proxy to be irrevocable and coupled with an interest and that this proxy shall survive and continue to apply to any remaining Shares owned by the Investor notwithstanding diminution from time to time in the number of Shares owned by the Investor. The Investor will take such further action and execute such other instruments as may be necessary to effectuate the intent of this proxy including, without limitation, executing and delivering to the Stockholder an instrument confirming that this proxy continues to apply to the remaining Shares owned by the Investor after any diminution from time to time in the number of Shares owned by the Investor. However, the refusal or failure of the Investor to execute or deliver such a confirmatory instrument shall in no way affect the validity of this proxy with respect to such remaining Shares. This proxy shall remain in effect until the Termination Date, at which time it shall terminate automatically.

       (e) Voting By the Stockholder; Proxy.

          (i) At any meeting of the stockholders of the Company or in connection with any written consent of the stockholders of the Company, the Stockholder shall vote (or cause to be voted) his Shares (A) in favor of the Investor's three nominees to the Board of Directors of the Company as contemplated by this Section 2, (B) otherwise in any manner necessary to maintain the composition and membership of the Board of Directors of the Company as provided in this Section 2, (C) in favor of the execution and delivery by the Company of this Agreement, the Subscription Agreement and the approval of the terms hereof and thereof and any actions required in furtherance hereof and thereof; (D) against any action or agreement that is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, discourage, adversely affect, or prevent the Transactions or could reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Stockholder or the Company under the Subscription Agreement, this Agreement or the contemplated economic benefits of any of the foregoing. The Stockholder, in his capacity as such, shall not vote his Shares in any manner that is inconsistent with the terms of the Subscription Agreement or enter into any agreement or understanding with any Person prior to the Termination Date to vote, commit, or agree to take any action or give instructions in any manner inconsistent with the Subscription Agreement. The Stockholder hereby acknowledges that he has received and reviewed a copy of the Subscription Agreement.

          (ii) Proxy of the Stockholder. The Stockholder hereby grants to, and appoints the Investor, by its President and its Chief Financial Officer, each acting singly in their respective capacities as officers of the Investor, the Stockholder's irrevocable proxy and attorney-in-fact (with full power of substitution) to vote the Shares as provided in this Section
     2. The Stockholder intends this proxy to be irrevocable and coupled with an interest and that this proxy shall survive and continue to apply to any remaining Shares owned by the Stockholder notwithstanding diminution from time to time in the number of Shares owned by the Stockholder. The Stockholder will take such further action and execute such other instruments as may be necessary to effectuate the intent of this proxy including, without limitation, executing and delivering to the Investor an instrument confirming that this proxy continues to apply to the remaining Shares owned by the

     Stockholder after any diminution from time to time in the number of Shares owned by the Stockholder. However, the refusal or failure of the Stockholder to execute or deliver such a confirmatory instrument shall in no way affect the validity of this proxy with respect to such remaining Shares. This proxy shall remain in effect until the Termination Date, at which time it shall terminate automatically.


SECTION 3   GOVERNANCE PROVISIONS

       (a) Organizational Documents. The organizational documents and bylaws of the Company shall contain the following provisions, or shall be amended as necessary to incorporate the following provisions:

          (i) No director may be removed from the Board of Directors except for cause in accordance with applicable law or by a vote of the directors constituting no fewer than a majority of the entire Board of Directors, such majority to include both Independent Directors (or, in the case of the removal of an Independent Director, such majority to include at least one Independent Director, at least one director nominated by the Stockholder, and at least one director nominated by the Investor);

          (ii) No member of the Management Committee may be removed from the Management Committee except for cause in accordance with applicable law or by a vote of the directors constituting no fewer than a majority of the entire Board of Directors, such majority to include both Independent Directors (or, in the case of the removal of the Chief Operating Officer, such majority to include at least one director nominated by the Stockholder, and at least one director nominated by the Investor); and

          (iii) All actions and matters requiring the approval of the Company's stockholders shall be submitted to a vote of the stockholders at a meeting duly convened and held for such purpose.

       (b) Certain Transactions. The Investor and its Affiliates shall not engage in any "business combination" (as that term is defined in Section 203(c)(3) of the General Corporation Law of the State of Delaware) with the Company or initiate or participate in any Rule 13e-3 transaction in respect of the Company (as defined in Rule 13e-3 promulgated under the Exchange Act) unless as a condition to the proposed business combination or Rule 13e-3 transaction:

          (i) A special committee of the Board of Directors consisting of all directors other than those nominated by the Investor shall have unanimously determined that the proposed transaction is fair to and in the best interests of the stockholders other than the Investor and its Affiliates and shall have recommended the approval of the transaction to the entire Board of Directors; and

          (ii) The Board of Directors shall have obtained an opinion from a nationally recognized investment banking firm that the consideration offered in the transaction is fair, from a financial point of view, to the stockholders of the Company other than the Investor and its Affiliates; and

          (iii) The stockholders of the Company holding a majority of the outstanding Common Stock other than Common Stock owned by the Investor shall have approved the proposed transaction at a meeting duly convened for such purpose.

       (c) Arm's Length Dealings. The Company shall not engage in any commercial, financial, securities or other business transactions with the Investor or its Affiliates except on terms that are no less favorable to the Company than could be obtained from non-affiliated third parties in arm's length transactions. The Audit Committee of the Board of Directors shall have the responsibility to oversee the application of these provisions.

       (d) Funding of Research and Development. One Million Dollars ($1,000,000) of the Purchase Price paid by the Investor to the Company under the Subscription Agreement shall be set aside and used specifically to fund a research and development program, the elements of which shall be agreed upon by the Board of Directors.


SECTION 4   STANDSTILL

       Unless approved by a majority of the Board of Directors, such majority to include both Independent Directors, neither the Investor and its Affiliates nor Stockholder and his Affiliates shall:

       (a) In the case of the Investor and its Affiliates, beneficially own more than 2,231,333 shares of Common Stock, except through the exercise and purchase of additional Shares under the Warrants issued to the Investor under the Subscription Agreement, provided, however, that this restriction shall not apply during the time any person or entity unaffiliated with the Investor has, without the prior consent of the Company, commenced and is continuing a tender offer involving the Company's securities or made a public announcement with respect to, and is pursuing, any form of acquisition of the Company;

       (b) Subject to the provisions of this Agreement, make or in any way participate in any solicitation of proxies to vote, solicit any consent or seek to advise or influence any person or entity with respect to the voting of Common Stock or become a participant in any election contest with respect to the Company;

       (c) Form, join or encourage the formation of any "group" within the meaning of Section 13(d)(3) of the 1934 Act with respect to any Common Stock;

       (d) Deposit any Common Stock into a voting trust or subject any such Common Stock to any arrangement or agreement with respect to the voting thereof;

       (e) Initiate, propose or otherwise solicit the stockholders for the approval of one or more stockholder proposals with respect to the Company as described in Rule 14a-8 under the Exchange Act or induce or attempt to induce any other person or entity to initiate any such shareholder proposal;

       (f) Subject to the provisions of this Agreement, seek election or seek to place a representative on the Board of Directors or seek the removal of any member of the Board of Directors;

       (g) Call or seek to have called any meeting of the shareholders of the Company;

       (h) Solicit, seek to effect, negotiate with or provide any information to any other party with respect to, or make any statement or proposal, whether written or oral, to the Board of Directors or otherwise make any public announcement (except as required by law or the requirements of any stock exchange) whatsoever with respect to, any form of acquisition or business combination transaction involving the Company or any significant portion of its assets including, without limitation, a merger, tender offer, exchange offer or liquidation, or any restructuring, recapitalization or similar transaction with respect to the Company except in compliance with Section 3(b). hereof; or

       (i) Encourage any third party to do any of the foregoing.


SECTION 5   RIGHT OF FIRST REFUSAL

         (a) Right of First Refusal. If, at any time prior to the Termination Date, the Stockholder receives a bona fide offer to purchase any or all of his Shares (an "Offer") from a third party (an "Offeror") which the Stockholder wishes to accept, the Stockholder shall cause the Offer to be reduced to writing and shall notify the Investor in writing of his wish to accept the Offer. The Stockholder's notice shall contain an irrevocable offer to sell such Shares to the Investor (in the manner set forth below) at a purchase price equal to the price contained in, and on the same terms and conditions of, the Offer, and shall be accompanied by a true copy of the Offer (which shall identify the Offeror). At any time within 30 days after the date of the receipt by the Investor of the Stockholder's notice, the Investor shall have the right and option to purchase, or arrange for a third party to purchase, all of the Shares covered by the Offer either (i) at the same price and on the same terms and conditions as the Offer or (ii) if the Offer includes any consideration other than cash, then at the sole option of the Investor, at the equivalent all cash price, determined in good faith by the Investor, in accordance with this Section 5 (the "Right of First Refusal"). If at the end of such 30 day period, the Investor has not tendered the purchase price in the manner set forth below, the Stockholder may, during the succeeding 30 day period, sell not less than all of the Shares covered by the Offer to the Offeror at a price and on terms no less favorable then those contained in the Offer.

       (b) Payment of Purchase Price. The purchase price for any Shares being purchased and sold pursuant to the provisions of this Section 2 shall be paid at the Closing (as hereinafter defined) of the purchase and sale of such Shares.

       (c) Closing. The closing (the "Closing") of the purchase and sale of any Shares pursuant to this Agreement shall take place at such time, date and place as may be agreed upon by the Stockholder and the Investor, or if the parties shall be unable to agree, at the principal office of the Company at 10:00 a.m. (New York time) on the fifth (5th) business day following the date the Right of First Refusal is exercised. At the Closing, the certificate(s) representing the Shares being purchased and sold pursuant to Section this Agreement shall be delivered by or on behalf of the selling the Stockholder, in proper form for transfer, accompanied by stock powers duly executed in blank (and with all requisite stock transfer stamps and such supporting instruments, if any, as then may be required to effect transfer of registration) against delivery of immediately available funds to the selling the Stockholder in the amount of the purchase price.

       (d) Refusal to Deliver Certificates. If the Stockholder refuses to deliver the certificates representing any of its Shares to be sold hereunder in connection with the exercise of the Right of First Refusal, the Investor shall not be obligated to proceed with the Closing and may, in addition to all other remedies it may have, deposit the purchase price for such Shares with any bank or trust company doing business within 50 miles of the Investor's principal office, for the account of the Stockholder, to be held by such bank or trust company until withdrawn by the Stockholder. Upon such deposit by the Investor of such amount and upon notice to the Stockholder who was required to sell, the Shares to be sold pursuant to this Agreement shall at such time be deemed to have been sold, assigned, transferred and conveyed to the Investor, the Stockholder shall have no further rights thereto and the Company shall record such transfer in its stock transfer book. In addition to the foregoing remedy and any other legal or equitable remedies which it may have, the Investor may enforce its rights by actions for specific performance, for judgment for specific acts or for vesting of title (in each case to the extent permitted by law), and may refuse to recognize the Stockholder who was required to sell his or her Shares as one of its stockholders for any purpose, including without limitation for purposes of dividend and voting rights.

       (e) Application to Sales of Tradable Shares. In the event any Shares owned by the Stockholders are or become registered under a registration statement of the Company filed with the SEC or otherwise publicly resalable under an available exemption by the SEC (and shares referred to as "Tradable Shares") then, notwithstanding anything to the contrary in this Agreement, the following provisions shall apply:

          (i) No compliance with the Right of First Refusal shall be required with respect to any transaction or series of transactions in any calendar quarter in which the Stockholder sells less than 10,000 Tradable Shares through the facilities of a broker or market maker; and

          (ii) With respect to any transaction(s) aggregating 10,000 or more Tradable Shares, the Right of First Refusal shall apply; however, the Investor shall be required to exercise such right within twenty four (24) hours of the Investor's receipt of the Stockholder's notice under Section 5(a).


SECTION 6   PREEMPTIVE RIGHTS

       (a) Preemptive Rights. The Investor shall have the right to purchase, pro rata, a portion of any New Securities that the Company may, from time to time hereafter, propose to sell and issue. The Investor's pro rata share of New Securities, for the purposes of this right, is the ratio of the number of Common Stock Equivalents held by the Investor at the time the New Securities are offered (treating then-presently exercisable Convertible Securities owned by the Investor as if fully converted) to the total number of outstanding Common Stock Equivalents (including then presently exercisable Convertible Securities).

       (b) Notice. If the Company proposes to undertake an issuance of New Securities, it shall give the Investor written notice of its intention, describing the type of New Securities, the price and the general terms and conditions upon which the Company proposes to issue the same. The Investor shall have thirty (30) days from the giving of such notice to agree to purchase its pro rata share of New Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased. The Company shall give the Investor written notice on the date following such thirty (30) day period as to any New Securities with respect to which the Investor has not exercised its right.

       (c) Failure to Exercise. If the Investor fails to exercise its right under this Section to purchase its pro rata share of the New Securities within forty (40) days following the date of the first notice contemplated in Section 6(b) above, the Company shall have until the ninetieth (90th) day following such date to enter into a letter of intent or definitive agreement, and a period of ninety (90) days thereafter to sell any of the New Securities in respect of which such holder's rights were not exercised, at a price and upon terms and conditions no more favorable to the purchasers thereof than specified in the Company's notice to the Investor. If the Company has not entered into a letter of intent or definitive agreement within such first ninety (90) day period and sold such New Securities within such second ninety (90) day period, the Company shall not thereafter issue or sell any such New Securities, without again first offering such securities in the manner provided in this Section.


SECTION 7   REPRESENTATIONS AND WARRANTIES

       (a) The Stockholder hereby represents and warrants to the Investor as follows:

          (i) Organization; Authorization; Validity of Agreement. The Stockholder has the legal capacity to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by the Stockholder and constitutes a valid and binding obligation of the Stockholder enforceable against the Stockholder in accordance with its terms.

          (ii) Consents and Approvals; No Violations. The execution and delivery of this Agreement does not and the performance of this Agreement by the Stockholder will not (A) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) or result in the creation of any Lien (as defined below) on any property or assets of the Stockholder under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, lease, permit, franchise, agreement or other instrument or obligation of any kind to which the Stockholder is a party or by which the Stockholder or any of its properties or assets is bound or affected or (B) conflict with or violate any order, writ, injunction, decree, judgment, statute, rule or regulation applicable to the Stockholder or any of its properties or assets. Except as provided in the Subscription Agreement, no consent, approval, order or authorization of, or registration, declaration or filing with, or notice to, any state, federal or foreign public body or authority is required by or with respect to the Stockholder in connection with the execution and delivery of this Agreement by the Stockholder or the consummation by the Stockholder of the transactions contemplated herein.

          (iii) Ownership of Securities. The Stockholder is the record and beneficial owner of the Securities set forth opposite the Stockholder's name on Exhibit A attached hereto. On the date hereof, such Securities constitute all of the Securities of the Company owned of record and/or beneficially by the Stockholder. The Stockholder has sole power of disposition with respect to all of the Securities owned by him and sole voting power with respect to the matters set forth herein and sole power to demand dissenter's or appraisal rights, in each case with respect to all of the Securities owned by it with no restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement. The Stockholder will have sole power of disposition and voting power with respect to Securities, if any, which become beneficially owned by the Stockholder and sole power to demand dissenter's or appraisal rights, in each case with respect to all such Securities, if any, which become beneficially owned by the Stockholder with no restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement.

          (iv) No Encumbrances. The Shares and the certificates representing such shares are now, and the Shares and the certificates representing such Shares at all times during the term hereof will be, held by the Stockholder, free and clear of all claims, liens, charges, security interests, proxies, pledges, charges, equities, options, voting restrictions, rights of first refusal, voting trusts or agreements, understandings or arrangements and any other encumbrances of any kind or nature whatsoever (collectively, "Liens"), except as otherwise provided in this Agreement.

       (b) The Investor hereby represents and warrants to the Company and the Stockholder as follows:

          (i) Organization; Authorization; Validity of Agreement. The Investor is a corporation duly organized, validly existing and in good standing under the laws of Maryland and has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement by the Investor and the consummation by the Investor of the Transactions have been duly authorized by all necessary corporate action on the part of the Investor and no other or further corporate proceedings on the part of the Investor are necessary to authorize this Agreement or any of the Transactions. This Agreement has been duly executed and delivered by the Investor and constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms.

          (ii) Consents and Approvals; No Violations. The execution and delivery of this Agreement do not and the performance of this Agreement by the Investor will not (A) conflict with, violate or result in any breach of the certificate of incorporation or by-laws of the Investor, (B) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) or result in the creation of any Lien on any property or assets of the Investor under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, lease, permit, franchise, agreement or other instrument or obligation of any kind to which the Investor is a party or by which the Investor or any of its properties or assets is bound or affected or (C) conflict with or violate any order, writ, injunction, decree, judgment, statute, rule or regulation applicable to the Investor or any of its properties or assets. Except as provided in the Subscription Agreement, no consent, approval, order or authorization of, or registration, declaration or filing with, or notice to, any state, federal or foreign public body or authority is required by or with respect to the Investor in connection with the execution and delivery of this Agreement by the Investor or the consummation by the Investor of the Transactions.

       (c) The Company hereby represents and warrants to the Investor and the Stockholder as follows:

          (i) Organization; Authorization; Validity of Agreement. The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by the Company of the Transactions have been duly authorized by all necessary corporate action on the part of the Company and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or any of the Transactions. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

          (ii) Consents and Approvals; No Violations. The execution and delivery of this Agreement do not and the performance of this Agreement by the Company will not (A) conflict with, violate or result in any breach of the certificate of incorporation or by-laws of the Company, (B) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) or result in the creation of any Lien on any property or assets of the Company under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, lease, permit, franchise, agreement or other instrument or obligation of any kind to which the Company is a party or by which the Company or any of its properties or assets is bound or affected or (C) conflict with or violate any order, writ, injunction, decree, judgment, statute, rule or regulation applicable to the Company or any of its properties or assets. Except as provided in the Subscription Agreement, no consent, approval, order or authorization of, or registration, declaration or filing with, or notice to, any state, federal or foreign public body or authority is required by or with respect to the Company in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the Transactions.


SECTION 8   MISCELLANEOUS

       (a) Term. The provisions of this Agreement shall remain in effect for so long as the Investor and its Affiliates own beneficially and of record Shares representing not less than twenty percent (20%) of the voting power of all shares of the Company's capital stock (such time, the "Termination Date"); provided, however, that the provisions of Section 4 shall continue in effect for a period ending no earlier than on the seventh (7th) anniversary of the Closing Date.

       (b) Further Assurances. From time to time, at any other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the Transactions.

       (c) Entire Agreement; Assignment. This Agreement, the Subscription Agreement, the Exhibits and schedules thereto and the Warrants, constitute the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior and contemporaneous agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties, provided that the Investor may assign, in its sole discretion, its rights and obligations hereunder to any Affiliate of the Investor, but no such assignment shall relieve the Investor of its obligations hereunder. Subject to the foregoing, this Agreement will be binding upon, inure to the benefit of and be enforceable by, the parties and their respective successors and assigns, and the provisions of this Agreement are not intended to confer any rights or remedies hereunder upon any Person other than the parties hereto and their respective successors and assigns.

       (d) Amendments. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by the parties hereto and in respect of any matter affecting the Company such modifications or amendment shall be subject to the affirmative vote of directors constituting at least 80% of the Board of Directors.

       (e) Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, telecopy, or by mail (registered or certified mail, postage prepaid, return receipt requested) or by any courier service, such as Federal Express, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:

       (i) if to the Company, to:

                  Acrodyne Communications, Inc.
                  516 Township Line Road
                  Blue Bell, Pennsylvania 19422
                  Attention:        Mr. A. Robert Mancuso
                  Telecopy:         (215) 542-7631
                  Telephone:        (215) 542-7000

                  with a copy to:

                  Gibson, Dunn & Crutcher LLP
                  200 Park Avenue
                  New York, New York  10166-0193
                  Telephone:        (212) 351-4000
                  Telecopy:         (212) 351-4035
                  Attention:        Stephan H. Haimo, Esq.

                  (ii) if to the Investor, to:

                  Sinclair Broadcast Group, Inc.
                  2000 W. 41st Street
                  Baltimore, Maryland  21211
                  Attention:        David D. Smith
                  Telecopy:         (410) 467-5043
                  Telephone:        (410) 662-1008

                  with a copy to:

                  Thomas & Libowitz, P.A.
                  Suite 1100, 100 Light Street
                  Baltimore, Maryland  21202
                  Telephone:        (410) 752-2468
                  Telecopy:         (410) 752-2046
                  Attention:        Steven A. Thomas

                  (iii) if to the Stockholder, to:

                  A. Robert Mancuso
                  111 Second Avenue #3
                  Belmar, New Jersey 07719

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

       (f) Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of laws thereof.

       (g) Enforcement. Each party hereto agrees, recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the other party to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore each party agrees that in the event of any such breach the aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

       (h) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same Agreement.

       (i) Descriptive Headings. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

       (j) Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction to the maximum extent permitted by law in accordance with the intention of the parties.

       (k) Expenses. Except as otherwise provided herein or in the Subscription Agreement, each party shall each bear its or his respective fees and expenses in connection with this Agreement and the transactions contemplated hereunder.

                        [Signatures appear on next page]

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


ACRODYNE COMMUNICATIONS, INC.



By:
   -------------------------------
Name:
Title:


SINCLAIR BROADCAST GROUP, INC.


By:
   -------------------------------
Name:
Title:


A. ROBERT MANCUSO


----------------------------------

                       Appendix VI - Employment Agreement

                                     FORM OF

                              EMPLOYMENT AGREEMENT

     EMPLOYMENT AGREEMENT made as of [the Closing Date of the Stock
Subscription Agreement], between ACRODYNE COMMUNICATIONS, INC., a Delaware corporation, and ACRODYNE INDUSTRIES, INC., a Delaware corporation, both having a principal place of business at 516 Township Line Road, Blue Bell, Pennsylvania 19422 (jointly referred to as the "Company"), and A. ROBERT MANCUSO, an individual residing at 111 Second Avenue #3, Belmar, New Jersey 07719 ("Mancuso").

     WHEREAS, the Company designs, manufactures and markets television transmitters and translators and Mancuso has been employed with the Company since 1994 and has been instrumental in the Company's development; and

     WHEREAS, the Company desires to continue to retain the services of Mancuso as the Company's President and Chief Executive Officer, and Mancuso desires to render such services, all upon the terms, and subject to the conditions, set forth herein;

     NOW, THEREFORE, in consideration of the mutual premises and agreements set forth herein, the Company and Mancuso, each intending to be legally bound, agree as follows:

     1. Employment Term. Subject to earlier termination as provided in Section 5 hereof, the Company hereby employs Mancuso for a term of three (3) years commencing on the date hereof (the "Initial Term"). The term of this Agreement shall automatically be renewed for successive two year terms (each such renewal being a "Renewal Term" and, all such Renewal Terms together with the Initial Term, the "Term").

     2. Responsibilities and Duties. During the Term, Mancuso shall be employed as President and Chief Executive Officer of the Company with such responsibilities and duties as such are customarily performed by a person in a similar position in a business of a similar nature, and such other duties as the Board of Directors of the Company (the "Board") may from time to time determine, consistent with Mancuso's position and experience. Mancuso shall be a member of the Board and a member of the Company's Management Committee. The place of Mancuso's employment shall be the Company's facilities in Blue Bell, Pennsylvania.

     3. Extent of Service. Mancuso shall devote his full business time to the business of the Company, and, except as may be permitted in advance by the Board, shall not be engaged in any other business activity during the Term. Subject to the provisions of Section 7 hereof, the foregoing shall not be construed as preventing Mancuso from making passive minority investments in other businesses or enterprises.

     4. Compensation.

        (a) Salary. The Company shall pay Mancuso an initial base salary of $175,000 per year during the Term (the "Base Salary"). The Base Salary shall be subject to normal withholdings and deductions and be payable in installments in accordance with the payroll policies of the Company in effect from time to time during the Term. The Base Salary shall be subject to annual increases decided by the Board, at its sole discretion.

        (b) Bonus. In addition to the Base Salary, for each fiscal year of the Company or part thereof during the Term, Mancuso shall receive a bonus (the "Bonus") in an amount calculated in accordance with Annex A hereto. The Bonus shall be paid within ninety (90) days of the end of each fiscal year.

        (c) Stock Option. The Company hereby grants Mancuso an option to purchase up to 175,000 shares of the Company's common stock pursuant to the 1997 Stock Option Plan at an exercise price of $3.88 per share. The stock option granted by this Section shall become exercisable in increments of 58,333 shares on January 1, 1999, 58,333 shares on January 1, 2000 and 58,334 shares on January 1, 2001. The option granted hereunder shall be subject to the terms and conditions of the 1997 Stock Option Plan as amended, and the Stock Option Agreement executed simultaneously herewith.

        (d) Benefits. The Company shall provide to Mancuso during the Term such comprehensive medical, dental, disability, and other insurance protection, 401(k), pension, retirement, savings or other similar plans, paid vacation and sick days and other benefits, if any, as are consistent with the Company's general policy in effect from time to time for senior executives of the Company.

        (e) Reimbursement of Expenses. The Company shall reimburse Mancuso for all reasonable, ordinary and necessary business expenses incurred by him in the performance of his duties hereunder and Mancuso shall account to the Company therefor in the manner normally prescribed by the Company for reimbursement of Mancuso's expenses.

        (f) Automobile Allowance. The Company shall pay Mancuso an automobile allowance of $900 per month, payable in arrears on the last day of each month.

     5. Termination.

        (a) Death. If Mancuso dies during the Term, this Agreement shall automatically terminate and the Company shall have no further obligation to Mancuso or his estate, except that the Company shall pay to Mancuso's estate that portion of Mancuso's Base Salary and Bonus accrued through the date of his death.

        (b) Disability. If during the Term, Mancuso shall be prevented from performing his duties hereunder by reason of disability for a period of not less than 180 consecutive days, then the Company may terminate this Agreement upon 10 days' prior written notice to Mancuso. For purposes of this Agreement, Mancuso shall be deemed to have become disabled when the Company, upon advice of a qualified physician, shall have determined through examination of Mancuso that he has become physically or mentally incapable (excluding infrequent and temporary absences due to ordinary illness) of performing his duties under this Agreement. Mancuso agrees that he will submit to such an examination. In the event of a termination pursuant to this Section 5(b), the Company shall pay to Mancuso an amount equal to one year of Mancuso's Base Salary and that portion of the Bonus accrued through the date of termination.

        (c) Termination by the Company with Cause. The Company may terminate this Agreement with Cause (as hereinafter defined) without prior written notice and without any liability hereunder to Mancuso, other than to pay to Mancuso Mancuso's Base Salary accrued to the date of such termination. Any payment due to Mancuso shall be made in the same manner and at the same time as if this Agreement had not been terminated. As used herein "Cause" means (i) gross negligence or willful misconduct of Mancuso which, if curable, is not cured within thirty (30) days' notice from the Board of Directors; (ii) Mancuso's conviction of a crime or felony in connection with the business or affairs of the Company; or (iii) the termination, abrogation or breach by Mancuso of that certain Investment Agreement by and between the Company, Mancuso and Sinclair Broadcast Group, Inc. (the "Investment Agreement") dated the date hereof.

        (d) Termination by the Company without Cause. The Company may terminate Mancuso's employment for other than Cause or disability upon ninety (90) days' prior written notice. Upon termination of this Agreement by the Company for other than Cause or disability, including the failure of the Company to renew this Agreement at the end of the Initial Term or any Renewal Term, the Company shall pay Mancuso as a severance benefit: (i) a severance payment (the "Severance Payment") consisting of (A) if termination occurs before the end of the Initial Term, an amount equal to two (2) times the annual Base Salary then in effect; or (B) if termination occurs after or at the conclusion of the Initial Term, an amount equal to the annual Base Salary then in effect, such Severance Payment to be payable in installments in the same manner as the Base Salary; and (ii) the continuation of all health, insurance and other benefits in effect at the time of such termination or, at the Company's election, the payment to Mancuso of his expenses of obtaining substantially similar insurance coverage and other benefits for himself and his spouse, all for the period of three (3) years from the date of such termination.

        (e) Voluntary Termination by Mancuso. Mancuso may voluntarily terminate his employment with the Company at any time, including the failure of Mancuso to accept the Company's renewal of this Agreement at the end of the Initial Term or any Renewal Term, upon ninety (90) days' prior written notice, in which case this Agreement shall automatically terminate and the Company shall have no further obligation to Mancuso other than to pay to Mancuso that portion of Mancuso's Base Salary and Bonus accrued through the date on which Mancuso's resignation becomes effective.

        (f) Termination by Mancuso for Good Reason. Mancuso may terminate his employment with the Company upon ninety (90) days prior written notice in the event that (i) the Company breaches in any material respect its obligations under this Agreement, which breach, if curable, is not cured within ninety (90) days of Mancuso's written notice to the Board; or (ii) the scope of Mancuso's authority and duties as President and CEO is materially diminished by the Board or the place of Mancuso's employment is relocated more than twenty (20) miles from the city of Blue Bell, Pennsylvania without his consent; or (iii) there occurs a "Change of Control," which term shall mean: (x) the acquisition of any person or entity, or combination thereof acting together, other than Sinclair Broadcast Group, Inc. and its affiliates, of the power to elect a majority of the Board of the Company or any successor thereto;
(y) the sale of all or any substantial portion of the assets or business of the Company; or (z) the termination, abrogation or breach by any party other than Mancuso of the Investment Agreement. In the event of Mancuso's termination of this employment under this Section 5(f), such termination shall be treated in all respects as if it constituted a termination by the Company without Cause pursuant to Section 5(d) and Mancuso shall be entitled forthwith to the severance benefits of Section 5(d).

        (g) To the extent that any payment or benefit to Mancuso under this Agreement or any, the Stock Option Agreement with the Company constitutes an "excess parachute payment" under Section 280G of the Internal Revenue Code of 1986, as amended, the Company shall make a gross-up payment to Mancuso in an amount necessary to enable him to pay the excise tax (and any interest and penalties herein and any income and excise taxes thereon) with respect to such excess parachute payment and such gross-up payment.

     6. Confidential Information. Mancuso acknowledges that in the course of his employment by the Company, he may receive or has received certain information, including without limitation, technological information, customer and client lists, and other business, product and financial information which is confidential or which constitutes a trade secret relating to the Company or the business conducted by the Company (the "Information"). Mancuso agrees not to reveal the Information to anyone outside the Company or its affiliates and not to use the Information for any purpose other than the performance of his duties under the Agreement. Upon termination of this Agreement, Mancuso shall surrender to the Company all papers, documents, writing and other property produced by him or coming into his possession by or through his employment concerning any Information and Mancuso agrees that all such materials will at all time remain the property of the Company. The foregoing obligations shall survive the termination of Mancuso's employment by the Company for any reason for a period of (2) years.

     7. Restrictive Covenant. For as long as Mancuso shall be employed by the Company, and for a period of two (2) years from the date he ceases to be employed by the Company if such cessation of employment is by reason of a termination by the Company with Cause under Section 5(c) or a voluntary termination by Mancuso under Section 5(e), Mancuso shall not, directly or indirectly, engage within any market area served by the Company in a manner (including, without limitation, as principal, agent, employee, consultant, or investor (other than a passive investor with an interest of less than 5%), trustee or through the agency of any corporation, partnership, association or agent or agency) in any business in competition with the business conducted by the Company or its subsidiaries or affiliates (or its successors and assigns), including, without limitation, any business involving telecommunication transmittal equipment. During such period, Mancuso further agrees that he shall not, either directly or indirectly, through any person, firm, association or corporation with which Mancuso is now or may hereafter become associated, cause or induce any present or future employee of the Company (or its successors and assigns) or any of its affiliates to leave the employ of the Company (or its successors and assigns) or any such affiliate for any reason. If at the time of enforcement of any provision of this Agreement, a court shall hold that the duration, scope or area restriction of any other provision hereof is unreasonable under circumstances now or then existing, the parties hereto agree that the maximum duration, scope or area reasonable under the circumstances shall be substituted for the stated duration, scope or area.

     8. Amendment to Stock Option Plans. In connection with and as a condition to this Agreement, the Board shall have amended the Company's 1997 stock option plan, 1994 stock option plan and 1993 stock option plan by adoption of the resolutions set forth in Annex B hereto.

     9. Notices. All notices, requests, consents and other communications under this Agreement shall be in writing and shall be deemed to have been delivered on
(a) the date personally delivered, (b) five days following the date mailed, postage prepaid, by certified mail, return receipt requested, or (c) five days following the date telecopied and confirmed by mail, if addressed to the respective parties as follows:

If to Mancuso:             Mr. A. Robert Mancuso
                           111 Second Avenue #3
                           Belmar, New Jersey  07719

If to the Company:         Acrodyne Industries, Inc.
                           516 Township Line Road
                           Blue Bell, Pennsylvania  19422
                           Attention:  Chairman of the Board of Directors

Either party hereto may designate a different address by providing written notice of such new address to the other party hereto.

     10. Specific Performance. Mancuso acknowledges that a remedy at law for any breach or attempted breach of Section 6 or 7 of this Agreement will be inadequate, and agrees that the Company shall be entitled to specific performance and injunctive and other equitable relief in case of any such breach or attempted breach, and Mancuso specifically waives any defense that the Company has or may have an adequate remedy at law.

     11. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or otherwise unenforceable by a court of competent jurisdiction for any reason whatsoever:

         (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and

         (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

     12. Assignment. This Agreement may not be assigned by either party hereto, except that the Company may assign this Agreement without the consent of Mancuso in connection with the sale of all or substantially all of the assets of the Company, provided that the Company and the assignee shall thereafter remain jointly liable to Mancuso for the performance of this Agreement. Neither Mancuso nor his estate shall have any right to commute, encumber or dispose of any right to receive payments hereunder, it being agreed that such payments and the right thereto are nonassignable and nontransferable.

     13. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto, Mancuso's heirs and personal representatives, and the successors and assigns of the Company.

     14. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both the parties hereto. No waiver of any other provision hereof (whether or not similar) shall be binding unless executed in writing by both the parties hereto nor shall such waiver constitute a continuing waiver.

     15. Captions. The section and paragraph headings in this Agreement are for reference purposes only and shall not effect in any way the meaning or interpretation of this Agreement.

     16. Governing Law. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of New York.

     17. Counterparts. This Agreement may be executed in multiple original counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     18. Entire Agreement. This Agreement together with the Stock Option Agreements and the Investment Agreement contain the entire agreement between the parties with respect to the employment of Mancuso by the Company and supersedes any and all prior understandings, agreements or correspondence between the parties.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                                            ACRODYNE COMMUNICATIONS, INC.



                                            By:
                                                -------------------------------


                                            ACRODYNE INDUSTRIES, INC.



                                            By:
                                                -------------------------------


                                            A. ROBERT MANCUSO


                                            -----------------------------------

                                     ANNEX A


                              EMPLOYMENT AGREEMENT
                          between ACRODYNE and MANCUSO

                                  BONUS FORMULA
                                  Section 4(b)


     Mancuso's Bonus for each fiscal year of the Company shall be equal to five percent (5%) of the Company's earnings before interest and taxes excluding costs for research and development, as determined from the Company's audited statement of operations; provided, however, that in no event shall Mancuso's Bonus for any fiscal year exceed his Base Salary for such year.

PROXY

                         ACRODYNE COMMUNICATIONS, INC.

     The undersigned stockholder of ACRODYNE COMMUNICATIONS, INC. hereby appoints A. Robert Mancuso and M. Herman, individually, each as proxy with full power of substitution, for and in the name, place and stead of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of ACRODYNE COMMUNICATIONS, INC. to be held at the Cedar Brook Country Club, 180 Penllyn Road, Blue Bell, Pennsylvania 19422 on January __, 1999 at 10:00 a.m., and at any adjournments thereof, and to vote all shares of Common Stock, 8% Preferred Stock and Series A 8% Preferred Stock of the Company standing in the name of the undersigned with all the powers the undersigned would possess if personally present, in accordance with the instructions below and on the reverse hereof, and in their discretion upon such other business as may properly come before the meeting.

     THIS PROXY WILL BE VOTED ON THE REVERSE HEREOF, AND WILL BE VOTED IN FAVOR OF PROPOSALS 1, 2, AND 3 IF NO INSTRUCTIONS ARE INDICATED.

                 IMPORTANT: SIGNATURE REQUIRED ON REVERSE SIDE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS.

                                                                I PLAN TO ATTEND
                                                                     MEETING
                                                                      / /
Common Stock ____________

8 % Preferred Stock_____________

Series A 8% Preferred Stock _____________________

1. Proposal to approve a $4,300,000 investment in Acrodyne Communications, Inc., By Sinclair Broadcast Group., Inc.

                      FOR         AGAINST      ABSTAIN
                      / /           / /          / /

2. Proposal to approve an amendment to the Certificate of Incorporation of Acrodyne Communications, Inc., to increase the number of authorized shares of common stock to 35,000,000.

                      FOR         AGAINST      ABSTAIN
                      / /           / /          / /

3.  ELECTION OF DIRECTORS: NOMINEES:

    A. Robert Mancuso, Martin J. Hermann,
    Nat Ostroff, David D. Smith, David B. Amy

                   FOR                                  WITHHOLD
            all nominees listed                         AUTHORITY
    (except as marked to the contrary)     (to vote for all nominees listed)
                  / /                                    / /

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line below)

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders to be held January 27, 1998 and the Proxy Statement furnished herewith.

Signature ____________________________   Date  _________________


Please sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, give full title as such. If more than one name appears hereon, all parties named should sign.